As filed with the Securities and Exchange Commission on February 5, 1996

                                                     File No. 811-07529




                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM N-1A


                                REGISTRATION STATEMENT
                                        UNDER
                          THE INVESTMENT COMPANY ACT OF 1940     [X]


                           ASIAN SMALL COMPANIES PORTFOLIO
                           --------------------------------
                  (Exact Name of Registrant as Specified in Charter)


                                  24 Federal Street
                             Boston, Massachusetts 02110
                           --------------------------------
                       (Address of Principal Executive Offices)


      Registrant's Telephone Number, including Area Code: (617) 482-8260
      ---------------------------------------------------


                                     Thomas Otis
                    24 Federal Street, Boston, Massachusetts 02110
                    ----------------------------------------------
                       (Name and Address of Agent for Service)

                                  EXPLANATORY NOTE

              This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), because such interests will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may be made only by U.S. and foreign investment companies, common or commingled trust funds, organizations or trusts described in Section 401(a) or 501(a) of the Internal Revenue Code of 1986, as amended, or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Registrant.

                                       PART A

              Responses to Items 1 through 3 and 5A have been omitted pursuant to Paragraph 4 of Instruction F of the General Instructions to Form N-1A.

     Item 4.  General Description of Registrant

              Asian   Small   Companies  Portfolio   (the   "Portfolio")   is  a
     diversified, open-end management investment company that was organized as a trust under the laws of the State of New York on January 19, 1996. Interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Portfolio may be made only by U.S. and foreign investment companies, common or commingled trust funds, organizations or trusts described in Sections 401(a) or 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

     Investment Opportunities in the Asian Region

              Over  the  past  20 years  the  performance  of  the  major  Asian securities markets has generally been better than that of the markets in Europe and the United States. In the past five years, the newly emerging securities markets of the Asian Region have demonstrated significant growth in market capitalization, in numbers of listed securities, and in the volume of transactions. Over the same period, the underlying economies of the region have grown against a background of the high savings rates characteristic of many Asian societies and generally moderate inflation. There is continuing economic integration among the countries in the Asian Region.

              Asian Small Companies are an attractive investment opportunity. Although Asian securities markets have become progressively more accessible to U.S. investors either through direct investment or through Asian (or Pacific Basin) investment companies, obstacles to investing in smaller companies have remained. Information to research these companies is not easily obtainable. The Adviser is strategically located in Hong Kong and has substantial experience with Asian small companies. Also, in many existing Asian mutual funds, only a small portion of the portfolio is invested in smaller companies. The Adviser believes that soundly managed smaller companies in the Asian Region are well positioned to take advantage of the rapid changes in the underlying economic and social structures that have been taking place over the past decade. Smaller companies are generally able to react swiftly to changing trading conditions and the Adviser believes that such companies offer the potential for high capital growth rates, particularly in a period of
     economic recovery.    The Adviser  believes  that smaller  Asian  companies


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     offering superior returns  exist in newly  created industries,  as well  as more traditional economic sectors in expanding economies.

              See the Appendix to Part B for further information about the economic characteristics of and risks associated with investing in Asian Region countries.

     The Portfolio's Investment Objective

              The Portfolio's investment objective is to seek capital growth. The Portfolio seeks to achieve its objective by investing primarily in equity securities of smaller companies based in Asia. Most of the Portfolio's assets will be invested in securities markets in the Asian region, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand (collectively, the "Asian Region").

              Additional  information  about  the  investment  policies  of  the
     Portfolio appears in Part B. The Portfolio is not intended to be a complete investment program, and a prospective investor should take into account its objectives and other investments when considering the purchase of an interest in the Portfolio. The Portfolio cannot assure achievement of its investment objective. See "How the Portfolio Invests its Assets" for further information. The Portfolio's investment objective is nonfundamental. Asian Region investments may offer higher potential for gains and losses than investments in the United States. See "Special Investment Methods and Risk Factors" for further information.

     How the Portfolio Invests its Assets

              The Portfolio seeks to achieve its objective through investing in a carefully selected and continuously managed portfolio consisting primarily of equity securities of smaller companies based in Asia. Most of the Portfolio's assets will be invested in Asian securities markets. The Adviser will consider companies that it believes have all or most of the following characteristics: sound and well-established management; producers of goods or services for which a clear, continuing and long-term demand can be identified within the context of national, regional and global development; a history of earnings growth; financial strength; a consistent or progressive dividend policy; and undervalued securities.

              The  Portfolio will,  under  normal market  conditions,  invest at least 65% of its total assets in equity securities of Asian small companies. Such companies will (a) have a market capitalization equivalent to less than $600 million and (b) be located in or have securities that are principally traded in an Asian Region country. Such securities are typically listed on stock exchanges or traded in the over-the-counter markets in countries in the Asian Region. The principal offices of these companies, however, may be located outside these countries. In addition, the Portfolio may invest up to 10% of its total assets in direct investments. The Portfolio may invest 25% or more of its total assets in the securities of issuers located in any one country and

                                         A-2
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     may retain  securities of a  company with market  capitalization that grows over the $600 million level.

              Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict the ownership by foreign investors to certain classes of equity securities; convertible preferred stocks; and other convertible investment grade debt instruments. A debt security is investment grade if it is rated BBB or above by Standard & Poor's Ratings Group ("S&P") or Baa or above by Moody's Investors Service, Inc. ("Moody's") or determined to be of comparable quality by the Adviser. Debt securities rated BBB by S&P or Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. The Portfolio will consider disposing of any convertible debt instrument that is rated or determined by the Adviser to be below investment grade subsequent to acquisition by the Portfolio.

              In  addition   to  its  investments  in   equity  securities,  the
     Portfolio may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. The Portfolio will not, under normal market conditions, invest more than 35% of its total assets in equity securities other than Asian small company investments, warrants, options on securities and indices, options on currency, futures contracts and options on futures, forward foreign currency exchange contracts, currency swaps, and any other non-equity investments. See "Special Investment Methods and Risk Factors" below and Part B for a description of certain active management techniques available to the Portfolio. The Portfolio will not invest in debt securities, other than investment grade convertible debt instruments.

              The Portfolio may, for temporary defensive purposes, invest some or all of its total assets in debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in high quality money market instruments denominated in U.S. dollars or a foreign currency.

     Special Investment Methods And Risk Factors

              Investing in Foreign Securities. Investing in securities issued by foreign companies and governments involves considerations and possible risks not typically associated with investing in securities issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between

                                         A-3
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     nations.   Because  investment  in  Asian  companies will  usually  involve currencies of foreign countries, the value of assets of the Portfolio as measured by U.S. dollars may be adversely affected by changes in currency
     exchange rates.   Such rates may fluctuate significantly over short periods
     of time  causing  the Portfolio's  net asset  value to  fluctuate as  well.
     Costs  are  incurred   in  connection  with  conversions   between  various
     currencies. In addition, foreign brokerage commissions and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile, and less subject to
     governmental  supervision  than  in  the  United  States.   Investments  in
     foreign issuers could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, and potential difficulties in
     enforcing  contractual obligations.    Transactions  in the  securities  of
     foreign issuers could be subject to settlement delays.

              More than 25% of the Portfolio's total assets, adjusted to reflect currency transactions and positions, may be denominated in any single currency. Concentration in a particular currency will increase the Portfolio's exposure to adverse developments affecting the value of such currency. An issuer of securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the securities are denominated.

              Because the Portfolio will, under normal market conditions, invest at least 65% of its total assets in smaller companies based in
     Asia, its investment performance will be especially affected by events affecting Asian Region companies. The value and liquidity of investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the Asian Region or neighboring regions. The extent of economic development, political stability, and market depth of different countries in the Asian Region varies widely. Certain countries, including China, Indonesia, Malaysia, the Philippines and Thailand, are either comparatively underdeveloped or in the process of becoming developed. Asian investments typically involve greater potential for gain or loss than investments in securities of issuers in developed
     countries.   In  comparison  to  the  United  States  and  other  developed countries, such as Japan, developing countries may have relatively unstable governments and economies based on only a few industries. Given the Portfolio's investments, the Portfolio will likely be particularly sensitive to changes in the economies of such countries as the result of any reversals of economic liberalization, political unrest, or changes in trading status.

              Securities Trading Markets. The securities markets in the Asian Region are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Portfolio. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in

                                         A-4
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     anticipation of  transactions by  the Portfolio  in particular  securities.
     Similarly, volume and liquidity in the bond markets in the Asian Region are less than in the United States and, at times, price volatility can be
     greater  than  in the  United  States.    The limited  liquidity  of  these
     securities markets  may also affect  the Portfolio's ability  to acquire or
     dispose  of securities  at the  price and  time  it wishes  to do  so.   In
     addition,  Asian  Region  securities  markets  are   susceptible  to  being
     influenced by large investors trading significant blocks of securities. All of these risks are heightened when securities of smaller companies are involved.

              The stock markets in the Asian Region are undergoing a period of growth and change that may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in these countries is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. Securities settlements in some countries, such as India, are subject to the risk of loss.

              Asian Country Considerations. Political and economic structures in many Asian countries are undergoing significant evolution and rapid development, and such countries may lack the social, political, and economic stability characteristic of the United States. Certain of such countries have in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Portfolio's investments in those countries and the availability to the Portfolio of additional investments in those countries.

              The laws of countries in the region relating to the limited liability of corporate shareholders, the fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgement in the courts of these countries than it is in the United States. Monsoons and natural disasters also can affect the value of Portfolio investments.

              Economies of countries in the Asian Region may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. As export-driven economies, the economies of many countries in the Asian Region are affected by developments in the economies of their principal trading partners. For example, revocation by the United States of China's "Most
     Favored Nation" trading status, which the U.S. President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong.

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              The Portfolio  intends to conduct its affairs in  such a manner to
     avoid taxation.   Nevertheless, certain  countries may require  withholding
     on dividends  paid on portfolio  securities and on  realized capital gains.
     In the past, these taxes have sometimes been substantial.   There can be no
     assurance that in the future the Portfolio will be able to repatriate its income, gains, or initial capital from these countries.

              Direct Investments and Smaller Companies. The Portfolio may invest up to 10% of its total assets in direct investments in smaller companies based in Asia. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Portfolio will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Portfolio with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Portfolio's investment in the enterprise. Such a representative of the Portfolio will be expected to provide the Portfolio with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

              The Portfolio's investments  will include investments in  smaller, less seasoned companies for which there is less publicly available information than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Investments in smaller companies may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for some of these investments, the Portfolio may take longer to liquidate these positions than would be the case for publicly traded
     securities.    Although  these  securities  may  be  resold   in  privately
     negotiated transactions, the prices on these sales could be less than those originally paid by the Portfolio. Furthermore, issuers whose securities are not publicly traded may not be subject to investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. In addition, in the event the Portfolio sells unlisted securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities.

              Other Investment Practices. The Portfolio may engage in the following investment practices, some of which may derive their value from another instrument, security or index. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

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              Derivative  Instruments.    The  Portfolio  may purchase  or  sell
     derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates, or currency exchange rates, or as a substitute for the purchase or sale of
     securities  or currencies.    The  Portfolio's transactions  in  derivative
     instruments may be in  the U.S. or abroad  and may include the purchase  or
     sale  of  futures  contracts  on  securities,   securities  indices,  other
     indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities
     prices,  interest  rates,  the  other  financial   instruments'  prices  or
     currency exchange rates, the inability to close  out a position, or default
     by the  counterparty.   The  loss  on  derivative instruments  (other  than
     purchased options) may exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and
     closing positions in  derivative instruments.   There can  be no  assurance
     that the Adviser's use of derivative instruments will be advantageous to the Portfolio.

              The Portfolio may purchase call and put options on any securities in which the Portfolio may invest or options on any securities index composed of securities in which the Portfolio may invest. The Portfolio does not intend to write a covered option on any security if after such transaction more than 15% of its net assets, as measured by the aggregate value of the securities underlying all covered calls and puts written by the Portfolio, would be subject to such options. The Portfolio does not intend to purchase an option on any security if, after such transaction, more than 5% of its net assets, as measured by the aggregate of all premium paid for all such options held by the Portfolio, would be so invested.

              To the extent that the Portfolio enters into futures contract, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.

              Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or

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     basket  of  currencies) to  hedge  against  fluctuations  in  the value  of securities denominated in a different currency if the Adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to
     foreign currency  exchange rate fluctuations.   The Portfolio  may also use
     forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.

              The Portfolio may  enter into currency swaps for both  hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Because currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity that involves special investment techniques and risks. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the Portfolio's performance will be adversely affected.

              Lending of Portfolio Securities. The Portfolio may seek to earn additional income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Adviser to be sufficiently creditworthy and when, in the judgment of the Adviser, the consideration that can be earned from securities loans of this type justifies the attendant risk.

              Repurchase Agreements. The Portfolio may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss.

              Other Investment  Companies.  The Portfolio  reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the Adviser or Eaton Vance Management ("Eaton Vance") that have the characteristics of closed-end investment companies. The Portfolio may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in

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     which it invests in  addition to  the advisory fee  paid by the  Portfolio.
     The value of closed-end investment company securities, which are usually traded on an exchange, is affected by the demand for the securities themselves, independent of the demand for the underlying portfolio assets and, accordingly, such securities can trade at a discount from their net asset values.

              Portfolio Turnover.   While it is  the policy of the  Portfolio to
     seek long-term capital appreciation, and generally not to engage in trading for short-term gains, the Portfolio will effect portfolio transactions without regard to its holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry, or in light of general market, economic, or political conditions. Accordingly, the Portfolio may engage in short-term trading under such circumstances. Portfolio expenses increase with turnover of securities. It is anticipated that the annual portfolio turnover rate of the Portfolio will be not more than 100%.

              Certain Investment Policies. The Portfolio has adopted certain fundamental investment restrictions and policies, which are enumerated in detail in Part B and which may not be changed unless authorized by an investor vote. Among these fundamental restrictions, the Portfolio may not (1) borrow money, except as permitted by the Investment Company Act of 1940 (the "1940 Act"); (2) purchase any securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or (3) with respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and except securities of other investment companies. Investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets is not required in the event of a subsequent change in circumstances. As a matter of fundamental policy, the Portfolio will not invest 25% or more of its total assets in the securities of issuers in any one industry.

              Except  for the  fundamental investment restrictions  and policies specifically identified above and those enumerated in Part B, the investment objective and policies of the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Portfolio without obtaining the approval of the investors in the Portfolio. Any such change of the investment objective will be preceded by thirty days' advance written notice to the investors. If any changes are made, the Portfolio might have an investment objective different from the objective that an investor considered appropriate at the time of its initial investment.

              As a matter of nonfundamental policy, the Portfolio (i) may not purchase any securities if, at the time of such purchase, permitted borrowings exceed 5% of the value of its total assets, and (ii) may not

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     invest  more  than 15%  of  its  net  assets  in over-the-counter  options, repurchase agreements maturing in more than seven days, and other illiquid securities.

              Under the 1940 Act and the rules promulgated thereunder, the Portfolio's investments in the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities is limited to 5% of any class of the issuer's equity securities and 10% of the outstanding principal amount of the issuer's debt securities, provided that the Portfolio's aggregate investments in the securities of any such issuer do not exceed 5% of the Portfolio's total assets. Some of the companies available for investment in the Asian Region, including enterprises being privatized by such countries, may be financial services businesses that engage in securities-related activities. The Portfolio's ability to invest in such enterprises may thus be limited.

     Item 5.  Management of the Portfolio

              The Portfolio is organized as a trust under the laws of the State of New York. The Portfolio intends to comply with all applicable federal and state securities laws.

              Investment Adviser. The Portfolio has engaged Lloyd George Investment Management (Bermuda) Limited (the "Adviser") as its investment adviser. Acting under the general supervision of the Portfolio's Board of Trustees, the Adviser manages the Portfolio's investments and affairs. The Portfolio is co-managed by Robert Lloyd George and Scobie Dickinson Ward. The Adviser's principal business address is 3808 One Exchange Square, Central, Hong Kong.

              The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the "Commission"). The Adviser is a subsidiary of Lloyd George Management (B.V.I.) Limited ("LGM"). LGM and its subsidiaries act as investment adviser to various individual and institutional clients with total assets under management of more than $1 billion. Eaton Vance's parent, Eaton Vance Corp., owns 24% of the Class A shares issued by LGM.

              LGM was established in 1991 to provide investment management services with respect to equity securities of companies trading in Asian securities markets, especially those of emerging markets. LGM currently manages Pacific Basin and Asian portfolios for both private clients and institutional investors seeking long-term capital growth. LGM's core investment team consists of nine experienced investment professionals, based in Hong Kong, who have worked together over a number of years successfully managing client portfolios in Pacific Basin and Asian stock markets. LGM also has offices in Bombay, India and in London, England. The team has a unique knowledge of, and experience with, Pacific Basin and Asian emerging markets. LGM is ultimately controlled by the Hon. Robert J.D. Lloyd George, President of the Portfolio and Chairman and Chief

     Executive  Officer  of the  Adviser.    LGM's  only  activity is  portfolio
     management.

              LGM and the Adviser have adopted a disciplined management style, providing a blend of Asian and multinational expertise with the most rigorous international standards of fundamental security analysis. Although focused primarily in Asia, LGM and the Adviser maintain a network of international contacts in order to monitor international economic and stock market trends and offer clients a global management service.

              The Honourable Robert Lloyd George. Chairman and Chief Executive Officer. Born in London in 1952 and educated at Eton College, where he was a King's Scholar, and at Oxford University. Prior to founding LGM, Mr. Lloyd George was Managing Director of Indosuez Asia Investment Services Ltd. Previously, he spent four years with the Fiduciary Trust Company of New York researching international securities, in the United States and Europe, for the United Nations Pension Fund. Mr. Lloyd George is the author of numerous published articles and three books - "A Guide to Asian Stock Markets" (Longmans, Hong Kong, 1989), "The East West Pendulum" (Woodhead - Faulkner, Cambridge, 1991) and "North South -- an Emerging Markets Handbook (Probus, England, 1994).

              William Walter Raleigh Kerr. Director. Born in 1950 and educated at Ampleforth and Oxford. Mr. Kerr qualified as a Chartered Accountant at Thomson McLintock & Co. before joining The Oldham Estate Company plc as Financial Controller. Prior to joining LGM, Mr. Kerr was a Director of Banque Indosuez's corporate finance subsidiary, Financiere Indosuez Limited, in London. Prior to that, Mr. Kerr worked for First Chicago Limited.

              Scobie Dickinson Ward. Director. Born in 1966 and a cum laude graduate of both Phillips Academy Andover and Harvard College. Mr. Ward joined Indosuez Asia Investment Services in 1989, where he managed the $100 million Himalayan Fund, and the Indosuez Tasman Fund, investing in Australia and New Zealand. Messrs. Ward and Lloyd George manage Eaton Vance's Emerging Markets Portfolio and South Asia Portfolio (which invests in India and the Indian subcontinent).

              M. F.  Tang.  Director.  Born  in 1946 and educated  in Hong Kong.
     Mr. Tang is a Fellow of the Chartered Association of Certified Accountants. Mr. Tang joined LGM having worked for Australian Mutual Provident Society in Sydney where he was a Portfolio Manager responsible for Asian Equities. Prior thereto, Mr. Tang worked for Barclays Australia Investment Services Ltd. From 1978 to 1986, Mr. Tang worked for Barings International Investment Management, and prior to that, he spent six years with Peat Marwick Mitchell & Co. Mr. Tang is fluent in the Cantonese and Mandarin dialects of the Chinese language.

              Pamela Chan. Director. Born in Hong Kong in 1957 and graduated from Mills College in Oakland, California. She was an investment executive for Jardine Fleming from 1982-1984 before moving to Australia where she worked as a Fund Manager for Rothschild and Aetna. She joined

     Sun Life Assurance Society PLC in England in 1987 where she was the head of South East Asian Equities and a Director. She joined LGM in April 1994 where she is a portfolio manager and a member of the Pension Management Committee.

              Adaline  Mang-Yee Ko.   Director.   Born in  1943 and  educated at
     University of Birmingham, England and at London Business School where she received her MBA. Ms. Ko has over 13 years of experience working with Far East Asian equities. From 1982-1988, she worked at Save & Prosper Group Ltd. as an investment manager. In 1988, Ms. Ko transferred to Robert Fleming & Co. Ltd. In 1990, she was promoted to Director of Fleming Investment Management Ltd. In 1992, she was promoted to Head of the
     Pacific Region Portfolios Group where she supervised a team of 5 with responsibility for over $1.5 billion in assets under management. Ms. Ko joined LGM in 1995.

              Under its investment advisory agreement with the Portfolio, the Adviser receives a monthly advisory fee of 0.0625% (equivalent to 0.75% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million.

              The Adviser also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. The Adviser places the portfolio securities transactions of the Portfolio with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, the Adviser may consider sales of shares of certain investment companies sponsored by the Adviser or Eaton Vance as a factor in the selection of broker-dealer firms to execute portfolio transactions.

              Administrator. Eaton Vance Management ("Eaton Vance") acts as the administrator of the Portfolio. Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with assets under management of approximately $16 billion. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties. Eaton Vance Corp. also owns 24% of the Class A shares issued by LGM.

              Acting  under the general supervision of  the Portfolio's Board of
     Trustees, Eaton Vance administers the business affairs of the Portfolio. Eaton Vance's services include monitoring and providing reports to the Trustees of the Portfolio concerning the investment performance achieved by the Adviser, recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the custodian of the Portfolio, providing assistance in connection with Trustees' and investors' meetings, and other administrative services necessary to conduct the business of the Portfolio. Eaton Vance does not provide any investment management or advisory services to the Portfolio. Eaton Vance also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for administering the business affairs of the Portfolio.

              Under its administration agreement with the Portfolio, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. The combined advisory and administration fees payable by the Portfolio are higher than similar fees charged by most other investment companies.

              The Portfolio will be responsible for all of its costs and expenses not expressly stated to be payable by the Adviser under the investment advisory agreement or by Eaton Vance under the administration agreement. Such costs and expenses to be borne by the Portfolio include, without limitation: custody fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to investors; proxy statements, and other expenses of investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance or the Adviser; and investment advisory and administration fees. The Portfolio will also bear expenses incurred in connection with litigation in which the Portfolio is a party and any legal obligation to indemnify its officers and Trustees with respect thereto.

     Item 6.  Capital Stock and Other Securities

              The Portfolio is organized as a trust under the laws of the State of New York and intends to be treated as a partnership for federal tax purposes. Under the Declaration of Trust, the Trustees are authorized to issue interests in the Portfolio. Each investor is entitled to a vote in proportion to the amount of its investment in the Portfolio. Investments in the Portfolio may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in the Portfolio will each be liable for all obligations of the Portfolio. However, the risk of an investor in the Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations.

              The  Declaration  of  Trust   provides  that  the  Portfolio  will
     terminate 120 days after the complete withdrawal of any investor in the Portfolio unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.

              Investments  in the  Portfolio  have no  preemptive  or conversion rights and are fully paid and nonassessable by the Portfolio, except as set forth above. The Portfolio is not required and has no current intention to hold annual meetings of investors, but the Portfolio will hold special meetings of investors when in the judgment of the Trustees it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies or restrictions will be submitted to investors for approval. The investment objective and all nonfundamental investment policies of the Portfolio may be changed by the Trustees of the Portfolio without obtaining the approval of the investors in the Portfolio. Investors have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of investors) the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees. Any Trustee may be removed by the affirmative vote of two-thirds of the interests in the Portfolio. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

              Information regarding pooled investment entities or funds that invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. ("EVD"), 24 Federal Street, Boston, MA 02110, (617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of a larger investor in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may hold fewer securities, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds that have large or institutional investors.

              As of January 31, 1996, Eaton Vance Management controlled the Portfolio by virtue of owning 99.99% of the outstanding voting interests in the Portfolio.

              The Portfolio's net asset value is determined each day on which the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") and on such other days as are deemed necessary in order to comply with Rule 22c-1 under the 1940 Act. This determination is made each Portfolio Business Day as of the close of regular trading on the Exchange (normally 4:00 p.m., New York time) (the "Portfolio Valuation Time").

              Each investor in the Portfolio may add to or reduce its investment in the Portfolio on each Portfolio Business Day as of the Portfolio Valuation Time. The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the

     Portfolio by the percentage, determined on the prior Portfolio Business Day, which represents that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interests in the Portfolio will then be recomputed as the percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

              The Portfolio will allocate at least annually among its investors its net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio's net investment income consists of all income accrued on the Portfolio's assets, less all actual and accrued expenses of the Portfolio, determined in accordance with generally accepted accounting principals.

              Under the anticipated method of operation of the Portfolio, the Portfolio will not be subject to any federal income tax. (See Part B, Item 20.) However, each investor in the Portfolio will take into account its allocable share of the Portfolio's ordinary income and capital gain in determining its federal income tax liability. The determination of each such share will be made in accordance with the governing instruments of the Portfolio, which are intended to comply with the requirements of the Code and regulations promulgated thereunder.

              It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio that seeks to qualify as a regulated investment company under the Code will be able to satisfy the requirements for such qualification.

     Item 7.  Purchase of Interests in the Portfolio

              Interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. See "General Description of Registrant" above.

              An investment in the Portfolio may be made without a sales load. All investments received by the Portfolio will be effected as of the next Portfolio Valuation Time. The net asset value of the Portfolio is determined at the Portfolio Valuation Time on each Portfolio Business Day. The Portfolio will be closed for business and will not determine its net asset value on the following business holidays: New Year's Day, Presidents' Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Portfolio's net asset value is computed in accordance with procedures established by the Portfolio's Trustees.

              The Portfolio's net asset value is determined as of the close of regular trading on the Exchange by Investors Bank & Trust Company (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Portfolio's Trustees, with special provisions for valuing debt obligations, short-term investments, foreign securities, direct investments, hedging instruments, and assets not having readily available market quotations, if any. The net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. For further information regarding the valuation of the Portfolio's assets, see Part B.

              There is  no  minimum  initial or  subsequent  investment  in  the
     Portfolio.    The  Portfolio   reserves  the   right  to  cease   accepting
     investments at any time or to reject any investment order.

              The placement agent for the Portfolio is EVD. The principal business address of EVD is 24 Federal Street, Boston, Massachusetts 02210. EVD receives no compensation for serving as the placement agent for the Portfolio.

     Item 8.  Redemption or Decrease of Interest

              An investor in the Portfolio may withdraw all of (redeem) or any portion of (decrease) its interest in the Portfolio if a withdrawal request in proper form is furnished by the investor to the Portfolio. All withdrawals will be effected as of the next Portfolio Valuation Time. The proceeds of a withdrawal will be paid by the Portfolio normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. The Portfolio reserves the right to pay the proceeds of a withdrawal (whether a redemption or decrease) by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the interest (whether complete or partial) being withdrawn. If an investor received a distribution in kind upon such withdrawal, the investor could incur brokerage and other charges in converting the securities to cash. The Portfolio has filed with the Commission a notification of election on Form N-18F-1 committing to pay in cash all requests for withdrawals by any investor, limited in amount with respect to such investor during any 90-day period to the lesser of (a)
     $250,000 or (b) 1% of the net asset value of the Portfolio at the beginning of such period.

              Investments in the Portfolio may not be transferred.

              The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists, or during any other period permitted by order of the Commission for the protection or investors.

     Item 9.  Pending Legal Proceedings

              Not applicable.

                                       PART B

     Item 10.         Cover Page

              Not applicable.

     Item 11.  Table of Contents                                            Page

              General Information and History  . . . . . . . . . . . . . .   B-1
              Investment Objectives and Policies . . . . . . . . . . . . .   B-1
              Management of the Portfolio  . . . . . . . . . . . . . . . .   B-9
              Control Persons and Principal Holder
                      of Securities  . . . . . . . . . . . . . . . . . . .  B-13
              Investment Advisory and Other Services . . . . . . . . . . .  B-13
              Brokerage Allocation and Other Practices . . . . . . . . . .  B-17
              Capital Stock and Other Securities . . . . . . . . . . . . .  B-19
              Purchase, Redemption and Pricing of
                  Securities . . . . . . . . . . . . . . . . . . . . . . .  B-21
              Tax Status . . . . . . . . . . . . . . . . . . . . . . . . .  B-22
              Underwriters . . . . . . . . . . . . . . . . . . . . . . . .  B-24
              Calculations of Performance Data . . . . . . . . . . . . . .  B-24
              Financial Statements . . . . . . . . . . . . . . . . . . . .  B-25
              Appendix - Asian Region Countries  . . . . . . . . . . . . .   a-1

     Item 12.         General Information and History

              The Portfolio has no prior history.

     Item 13.         Investment Objectives and Policies

              Part  A  contains  additional  information  about  the  investment objective and policies of Asian Small Companies Portfolio (the "Portfolio"). This Part B should be read in conjunction with Part A. Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A.

     Foreign Investments. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability, or diplomatic and other developments that could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

              Physical delivery of securities in small lots generally is required in India and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the Portfolio to invest its assets may be impaired. Settlement of securities transactions in the Indian subcontinent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the
     Portfolio's assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Portfolio was heavily invested, the Portfolio's ability to redeem interests could become correspondingly impaired.

     Foreign Currency Transactions. Because investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and because assets of the Portfolio may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be effected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currencies. In spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     Currency Swaps. Currency swaps require maintenance of a segregated account as described under "Asset Coverage for Derivative Investments" below. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by Lloyd

     George Investment Management (Bermuda) Limited (the "Adviser"). If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the interbank market.

     Forward Foreign Currency Exchange Transactions. The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

              Additionally, when management of the Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held by the Portfolio denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date on which it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

     Special Risks Associated With Currency Transactions. Transactions in forward contracts, as well as futures and options on foreign currencies, are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

              Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forward contracts, futures contracts and options. As a result, the available information on which the Portfolio's trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with securities and other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.

              Settlements of over-the-counter forward contracts or of the exercise of foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires parties to such contracts to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

              Unlike currency futures contracts and exchange-traded options, options on foreign currencies and forward contracts are not traded on contract markets regulated by the Commodity Futures Trading Commission (the "CFTC") or (with the exception of certain foreign currency options) the Securities and Exchange Commission (the "SEC" or the "Commission"). To the contrary, such instruments are traded through financial institutions acting as market-makers. (Foreign currency options are also traded on the Philadelphia Stock Exchange subject to SEC regulation). In an over-the-counter trading environment, many of the protections associated with transactions on exchanges will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements associated with such option positions. Similarly, there is no limit on the amount of potential losses on forward contracts to which the Portfolio is a party.

              In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. If no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Portfolio may be unable to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. This in turn could limit the Portfolio's ability to realize profits or to reduce losses on open positions and could result in greater losses.

              Furthermore, over-the-counter transactions are not backed by the guarantee of an exchange's clearing corporation. The Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue its role as market-maker in a particular currency, thereby restricting the Portfolio's ability to enter into desired hedging transactions. The Portfolio will enter into over-the-counter transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

              The  purchase   and  sale  of  exchange-traded   foreign  currency
     options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the Options Clearing Corporation ("OCC"), which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures for exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     Risks Associated with Derivative Instruments. Entering into a derivative instrument involves a risk that the applicable market will move against the Portfolio's position and that the Portfolio will incur a loss. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Portfolio. Derivative instruments may sometimes increase or leverage the Portfolio's exposure to a particular market risk. Leverage enhances the Portfolio's exposure to the price volatility of derivative instruments it holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio assets. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses. The staff of the Commission takes the position that purchased OTC options, and assets used as cover for written OTC options, are subject to the Portfolio's 15% limit on illiquid investments. However, with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price. The Portfolio's ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), limit the extent to which the Portfolio may purchase and sell derivative instruments. The Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of each of the Portfolio's investment company investors as a regulated investment company for federal income tax purposes. See "Tax Status."

     Asset Coverage for Derivative Instruments. Transactions using forward contracts, futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options or futures contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

              Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets used as cover or held in segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

     Repurchase Agreements. Under a repurchase agreement the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. At no time will the Portfolio commit more than 15% of its net assets to repurchase agreements that mature in more than seven days and other illiquid securities. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily.

     Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio expects that it will enter into reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase the income earned by the Portfolio. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

              When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect the Portfolio's net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

              At all times that a reverse repurchase agreement is outstanding, the Portfolio will maintain cash or high grade liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted. While the Adviser does not consider reverse repurchase agreements to involve a traditional borrowing of money, reverse repurchase agreements will be included within the aggregate limitation on "borrowings" contained in the Portfolio's investment restriction (1) set forth below.

     Portfolio Turnover. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate generally will not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held in the portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective either by increasing income or by enhancing the Portfolio's net asset value. High portfolio turnover may also result in the realization of substantial net short-term capital gains.

     Lending Portfolio Securities. If the Adviser decides to make securities loans, the Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the SEC, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or all or a portion of the interest on investment of the collateral. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but could call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the Portfolio's total assets.

     Investment Restrictions

              Whenever an investment policy  or investment restriction set forth in Part A or this Part B states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, other than a subsequent rating change below investment grade made by a rating service, will not compel the Portfolio to dispose of such security or other asset.

              The Portfolio has adopted the following investment restrictions which may not be changed without the approval by the holders of a "majority of the outstanding voting securities" of the Portfolio, which as used in this Part B means the lesser of (a) 67% or more of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or
     (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940 (the "1940 Act"). The Portfolio may not:

              (1)     Borrow  money   or  issue  senior  securities   except  as
     permitted by the Investment Company Act of 1940;

              (2) Purchase any securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

              (3)     Underwrite securities of other issuers;

              (4) Invest in real estate including interests in real estate limited partnerships (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate) or in commodities or commodity contacts for the purchase or sale of physical commodities;

              (5) Make loans to any person, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities;

              (6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

              (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Portfolio's objective, up to 25% of the value of its assets may be invested in securities of companies in any one industry (although more than 25% may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

              Notwithstanding the investment policies and restrictions of the Portfolio, the Portfolio may invest part of its assets in another investment company consistent with the 1940 Act.

              The Portfolio has adopted  the following investment policies which may be changed without investor approval. The Portfolio may not invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Portfolio, or its delegate, determines to be liquid. Factors taken into account in reaching liquidity decisions include, but are not limited to:
     (i) the frequency of trading in the security; (ii) the number of dealers who provide quotes for the security; (ii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer). The Adviser will monitor the liquidity of the Portfolio's securities and report periodically on such decisions to the Board of Trustees of the Portfolio. The Portfolio does not intend to invest in Rule 144A securities or make short sales of securities during the coming year. Except for obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, the Portfolio will not knowingly purchase a security issued by a company (including predecessors) with less than three years operating history (unless such security is rated at least B or a comparable rating at the time of purchase by at least one nationally recognized rating service) if, as a result of such purchase, more than 5% of the Portfolio's total assets (taken at current value) would be invested in such securities. The Portfolio will not purchase warrants if, as a result of such purchase, more than 5% of the Portfolio's net assets (taken at current value) would be invested in warrants, and the value of such warrants which are not listed on the New York or American Stock Exchange may not exceed 2% of the Portfolio's net assets; this policy does not apply to or restrict warrants acquired by the Portfolio in units or attached to securities, inasmuch as such warrants are deemed to be without value. The Portfolio will not purchase any securities if at the time of such purchase, permitted borrowings under investment restriction (1) above exceed 5% of the value of the Portfolio's total assets. The Portfolio will not purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs. The Portfolio will not purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio or is a member, officer, director or trustee of any investment adviser of the Portfolio, if after the purchase of the securities of such issuer by the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value).

              In order to permit the sale in certain states of shares of certain open-end investment companies that are investors in the Portfolio, the Portfolio may make commitments more restrictive than the policies described above. Should the Portfolio determine that any such commitment is no longer in the best interests of the Portfolio and its investors, it will revoke such commitment.

     Item 14.         Management of the Portfolio

              The Portfolio's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of the Adviser is 3808 One Exchange Square, Central, Hong Kong. Those Trustees who are "interested persons" of the Portfolio, the Adviser, Eaton Vance, Boston Management and Research ("BMR"), Eaton Vance Corp. ("EVC") or Eaton Vance, Inc. (" EV") as defined in the 1940 Act by virtue of their affiliation with any one or more of the Portfolio, the Adviser, Eaton Vance, BMR, EVC or EV, are indicated by an asterisk (*).

                              TRUSTEES OF THE PORTFOLIO

     JAMES B. HAWKES (54), Vice President and Trustee.*
     Executive Vice President of Eaton Vance, BMR, EVC and EV, and a Director of EVC and EV. Director of Lloyd George Management (B.V.I.) Limited. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.
     Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts 02110.

     DONALD R. DWIGHT (64), Trustee.
     President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc. since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
     Address: Clover Mill Lane, Lyme, New Hampshire  03768

     SAMUEL L. HAYES, III (60), Trustee.
     Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
     Address: Harvard University Graduate School of Business Administration, Soldiers Field Road, Boston, Massachusetts 02134.

     NORTON H. REAMER (60), Trustee.
     President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
     Address: One International Place, Boston, Massachusetts 02110

     JOHN L. THORNDIKE (69), Trustee.
     Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
     Address: 175 Federal Street, Boston, Massachusetts 02110

     JACK L. TREYNOR (65), Trustee.
     Investment  Adviser  and  Consultant.    Director  or  Trustee  of  various
     investment  companies managed by Eaton Vance or BMR.
     Address: 504 Via Almar, Palos Verdes Estates, California 90274

                              OFFICERS OF THE PORTFOLIO

     HON. ROBERT LLOYD GEORGE (42), President.
     Chairman and Chief  Executive Officer of Lloyd  George Management  (B.V.I.)
     Limited.   Chairman and Chief  Executive Officer of the  Adviser.  Managing
     Director of Indosuez Asia Investment Services, Ltd. from 1984 to 1991.
     Address:  3808 One Exchange Square, Central, Hong Kong.

     SCOBIE DICKINSON WARD (29), Vice President, Assistant Secretary and Assistant Treasurer.
     Director of Lloyd George Management (B.V.I.) Limited. Director of the Adviser. Investment Manager of Indosuez Asia Investment Services, Ltd. from 1990 to 1991.

     Address:  3808 One Exchange Square, Central, Hong Kong.

     WILLIAM WALTER RALEIGH KERR (44), Vice President, Secretary and Assistant Treasurer.
     Director of Lloyd  George Management  (B.V.I.) Limited.   Director, Finance
     Director and Chief Operating Officer of the Adviser.
     Address:  3808 One Exchange Square, Central, Hong Kong.

     JAMES L. O'CONNOR (50), Vice President and Treasurer.
     Vice President of  Eaton Vance, BMR and EV.   Officer of various investment
     companies managed by Eaton Vance or BMR.
     Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts 02110.

     THOMAS OTIS (63), Vice President and Assistant Secretary.
     Vice President and Secretary of  Eaton Vance, BMR, EVC and EV.   Officer of
     various investment companies managed by Eaton Vance or BMR.
     Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts 02110.

     JANET E. SANDERS (60), Assistant Secretary.
     Vice President of  Eaton Vance, BMR and EV.   Officer of various investment
     companies managed by Eaton Vance or BMR.
     Address:   Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
     02110.

     WILLIAM J. AUSTIN, JR. (44), Assistant Treasurer.
     Assistant Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
     Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts 02110.

     A. JOHN MURPHY (33), Assistant Secretary.
     Assistant Vice President of Eaton Vance, BMR and EV since March 1, 1994; employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR.
     Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts 02110.

     ERIC G. WOODBURY (38), Assistant Secretary.
     Vice President of Eaton Vance, BMR and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR.
     Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts 02110.

              The fees and expenses of those Trustees of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Portfolio. (The Trustees of the Portfolio who are members of the Eaton Vance organization receive no compensation from the

     Portfolio). For the fiscal year ending August 31, 1996, it is estimated that the noninterested Trustees of the Portfolio will receive the following compensation in their capacities as Trustees of the Portfolio and, during the year ended December 31, 1995, the noninterested Trustees of the Portfolio earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                                Estimated
                                Aggregate
                                Compensation        Total Compensation
     Name                       from Portfolio      from Fund Complex

     Donald R.
     Dwight                     $80                 $135,000(2)

     Samuel L.
     Hayes, III                  80                  150,000(3)

     Norton H.
     Reamer                      80                  135,000

     John L.
     Thorndike                   80                  140,000

     Jack L.
     Treynor                     80                  140,000

     (1)      The  Eaton   Vance  fund   complex  consists  of   219  registered
              investment companies or series thereof.
     (2)      Includes $35,000 of deferred compensation.
     (3)      Includes $33,750 of deferred compensation.

              Trustees  of the Portfolio who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. The Portfolio is not a participant in the Plan. The Portfolio does not have a retirement plan for its Trustees.

              The Adviser  is a subsidiary  of Lloyd George  Management (B.V.I.)
     Limited ("LGM"), which is ultimately controlled by the Hon. Robert J.D. Lloyd George, President of the Portfolio and Chairman and Chief Executive Officer of the Adviser. Mr. Hawkes is a Trustee and officer of the Portfolio and an officer of the Portfolio's administrator.

              While the  Portfolio is a  New York trust,  the Adviser,  together with Messrs. Lloyd George, Ward and Kerr, are not residents of the United States, and substantially all of their respective assets may be located outside of the United States. It may be difficult for investors to effect service of process within the United States upon the individuals identified above, or to realize judgments of courts of the United States predicated upon civil liabilities of the Adviser and such individuals under the federal securities laws of the United States. The Portfolio has been advised that there is substantial doubt as to the enforceability in the countries in which the Adviser and such individuals reside of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States.

              The  Portfolio's  Declaration  of  Trust  provides  that  it  will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Portfolio, unless, as to liability to the Portfolio or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Portfolio. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Item 15.         Control Persons and Principal Holder of Securities

              As of January 31, 1996, Eaton Vance Management controlled the Portfolio by virtue of owning 99.99% of the outstanding voting interests in the Portfolio.

     Item 16.         Investment Advisory and Other Services

              Adviser. The Portfolio engages Lloyd George Investment Management (Bermuda) Limited (the "Adviser") as its investment adviser pursuant to an investment advisory agreement dated ________, 1996. As investment adviser to the Portfolio, the Adviser manages the Portfolio's investments, subject to the supervision of the Portfolio's Board of Trustees. The Adviser is also responsible for effecting all security transactions on behalf of the Portfolio, including the allocation of principal transactions and portfolio brokerage and the negotiation of commissions. See Item 17. Under the investment advisory agreement, the Adviser is entitled to receive a monthly advisory fee computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Portfolio throughout the month in each Category as indicated below:

                                                          Annual
     Category                  Average Daily              AssetRate
                               Net Assets
      1       less than $500 million                      0.75%
      2       $500 million but less than $1 billion       0.70
      3       $1 billion but less than $1.5 billion       0.65
      4       $1.5 billion but less than $2 billion       0.60
      5       $2 billion but less than $3 billion         0.55
      6       $3 billion and over                         0.50

              The directors  of  the Adviser  are  the Honourable  Robert  Lloyd
     George, William Walter Raleigh Kerr, Scobie Dickinson Ward, M.F. Tang, Peter Bubenzer and Judith Collis. The Hon. Robert J.D. Lloyd George is Chairman and Chief Executive Officer of the Adviser and Mr. Kerr is an officer of the Adviser. The business address of these individuals is 3808 One Exchange Square, Central, Hong Kong.

              The Portfolio's investment advisory agreement with the Adviser remains in effect until February 28, 1998; it may be continued from year to year after February 28, 1998 so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of the Portfolio or the directors of the Adviser or by vote of the majority of the outstanding voting securities of the Portfolio, and the agreement will terminate automatically in the event of its assignment. The agreement provides that the Adviser may render services to others. The agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement on the part of the Adviser, the Adviser shall not be liable to the Portfolio or to any investor for any act or omission in the course of, or connected with, rendering services or for any losses sustained in the purchase, holding or sale of any security.

              Administrator. See Item 5 in Part A for a description of the services that Eaton Vance performs as the administrator of the Portfolio. Under Eaton Vance's administration agreement with the Portfolio, Eaton Vance receives a monthly administration fee computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Portfolio throughout the month in each Category as indicated below:

                                                            Annual
     Category             Average Daily Net Assets          Asset Rate

        1     less than $500 million                        0.25%
        2     $500 million but less than $1 billion         0.23333
        3     $1 billion but less than $1.5 billion         0.21667
        4     $1.5 billion but less than $2 billion         0.20
        5     $2 billion but less than $3 billion           0.18333
        6     $3 billion and over                           0.16667

             Eaton Vance's administration agreement with the Portfolio remains in effect until February 28, 1998; it may be continued from year to year after February 28, 1998 so long as such continuance is approved annually by the vote of a majority of the Trustees of the Portfolio. The agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party thereto, or by a vote of a majority of the outstanding voting securities of the Portfolio. The agreement will terminate automatically in the event of its assignment. The agreement provides that, in the absence of Eaton Vance's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Portfolio under such agreement, Eaton Vance will not be liable to the Portfolio or to any investor for any loss incurred.

             The Portfolio is responsible for all of its costs and expenses not expressly stated to be payable by the Adviser under the investment advisory agreement or by Eaton Vance under the administration agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses,
     (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping for funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of the Adviser's organization, (xviii) the administration fees or advisory fees payable by the Portfolio under any administration or advisory agreement to which the Portfolio is a party, and (xix) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto.

             Eaton Vance and EV are both wholly-owned subsidiaries  of EVC.  BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G.L. Cabot and Ralph
     Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires December 31, 1996, the Voting Trustees of which are Messrs. Brigham, Clay, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers and Directors of EVC and EV. As of December 31, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers and/or Trustees of the Portfolio and are members of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Austin, Murphy, O'Connor and Woodbury and Ms. Sanders are officers of the Portfolio and are members of the Eaton Vance, BMR and EV organizations. Eaton Vance will receive the fees paid under the administration agreement.

             EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Portfolio and such banks.

             Eaton Vance owns all of the stock of Energex Energy Corporation, which is engaged in oil and gas operations. In addition, Eaton Vance owns all of the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in the development of precious metal properties. EVC also owns 24% of the Class A shares issued by the parent of the Adviser. EVC, Eaton Vance, BMR and EV may also enter into other businesses.

             Custodian. Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts, acts as custodian for the Portfolio. IBT has the custody of all cash and securities of the Portfolio purchased in the United States, maintains the Portfolio's general ledger, and computes the daily net asset value of interests in the Portfolio. In such capacities IBT attends to details in connection with the sale, exchange, substitution, or transfer of, or other dealings with, the Portfolio's investments, receives and disburses all funds, and performs various other ministerial duties upon receipt of proper instructions from the Portfolio.

             Portfolio securities, if any, purchased by the Portfolio in the U.S. are maintained in the custody of IBT or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of IBT's Global Custody Network, or foreign depositories used by such foreign banks and trust companies. Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees of the Portfolio in accordance with regulations under the 1940 Act.

             IBT charges fees that are competitive within the industry. These fees for the Portfolio relate to: (1) custody services based upon a percentage of the market values of Portfolio securities; (2) bookkeeping and valuation services provided at an annual rate; (3) activity charges, primarily the result of the number of portfolio transactions; and (4) reimbursement of out-of-pocket expenses. These fees are then reduced by a credit for cash balances of the Portfolio at the custodian equal to 75% of the 91-day U.S. Treasury Bill auction rate applied to the Portfolio's average daily collected balances. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Portfolio and IBT under the 1940 Act.

             Independent Certified Public Accountants. Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

     Item 17.         Brokerage Allocation and Other Practices

             Decisions   concerning   the  execution   of   portfolio   security
     transactions, including the selection of the market and the broker-dealer firm, are made by the Adviser.

             The  Adviser places  the  portfolio  security transactions  of  the
     Portfolio and of certain other accounts managed by the Adviser for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Portfolio and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors including, without limitation, the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Portfolio usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Portfolio includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Adviser's other clients in part for providing brokerage and research services to the Adviser.

             As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

             It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive Research Services from broker-dealer firms with which the Adviser places the portfolio transactions of the Portfolio and from third parties with which these broker-dealers have arrangements. These Research Services may include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

             Subject to the requirement that the Adviser shall use its best efforts to seek to execute portfolio security transactions of the Portfolio at advantageous prices and at reasonably competitive commission rates or spreads, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of investment companies sponsored by the Adviser or its affiliates or shares of certain investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

             Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the Adviser or its affiliates. The Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Portfolio that the benefits available from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     Item 18.         Capital Stock and Other Securities

             Under the Portfolio's Declaration of Trust, the Trustees are authorized to issue interests in the Portfolio. Investors are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of the Portfolio. Upon dissolution of the Portfolio, the Trustees shall liquidate the assets of the Portfolio and apply and distribute the proceeds thereof as follows: (a) first, to the payment of all debts and obligations of the Portfolio to third parties including, without limitation, the retirement of outstanding debt, including any debt owed to holders of record of interests in the Portfolio ("Holders") or their affiliates, and the expenses of liquidation, and to the setting up of any reserves for contingencies which may be necessary; and (b) second, then in accordance with the Holders' positive Book Capital Account balances after adjusting Book Capital Accounts for certain allocations provided in the Declaration of Trust and in accordance with the requirements described in Treasury Regulations Section 1.704-1(b)(2)(ii)(b) (2). Notwithstanding the foregoing, if the Trustees shall determine that an immediate sale of part or all of the assets of the Portfolio would cause undue loss to the Holders, the Trustees, in order to avoid such loss, may, after having given notification to all the Holders, to the extent not then prohibited by the law of any jurisdiction in which the Portfolio is then formed or qualified and applicable in the circumstances, either defer liquidation of and withhold from distribution for a reasonable time any assets of the Portfolio except those necessary to satisfy the Portfolio's debts and obligations or distribute the Portfolio's assets to the Holders in liquidation. Interests in the Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Interests in the Portfolio may not be transferred. Certificates representing an investor's interest in the Portfolio are issued only upon the written request of a Holder.

             Each Holder is entitled to vote in proportion to the amount of its interest in the Portfolio. Holders do not have cumulative voting rights. The Portfolio is not required and has no current intention to hold annual meetings of Holders but the Portfolio will hold meetings of Holders when in the judgment of the Portfolio's Trustees it is necessary or desirable to submit matters to a vote of Holders at a meeting. Any action which may be taken by Holders may be taken without a meeting if Holders holding more than 50% of all interests entitled to vote (or such larger proportion thereof as shall be required by any express provision of the Declaration of Trust of the Portfolio) consent to the action in writing and the consents are filed with the records of meetings of Holders.

             The Portfolio's Declaration of Trust may be amended by vote of Holders of more than 50% of all interests in the Portfolio at any meeting of Holders or by an instrument in writing without a meeting, executed by a majority of the Trustees and consented to by the Holders of more than 50% of all interests. The Trustees may also amend the Declaration of Trust (without the vote or consent of Holders) to change the Portfolio's name or the state or other jurisdiction whose law shall be the governing law, to supply any omission or to cure, correct or supplement any ambiguous, defective or inconsistent provision, to conform the Declaration of Trust to applicable federal law or regulations or to the requirements of the Code, or to change, modify or rescind any provision, provided that such change, modification or rescission is determined by the Trustees to be necessary or appropriate and not to have a materially adverse effect on the financial interests of the Holders. No amendment of the Declaration of Trust which would change any rights with respect to any Holder's interest in the Portfolio by reducing the amount payable thereon upon liquidation of the Portfolio may be made, except with the vote or consent of the Holders of two-thirds of all interests. References in the Declaration of Trust and in Part A or this Part B to a specified percentage of, or fraction of, interests in the Portfolio, means Holders whose combined Book Capital Account balances represent such specified percentage or fraction of the combined Book Capital Account balance of all, or a specified group of, Holders.

             The Portfolio may merge or consolidate with any other corporation, association, trust or other organization or may sell or exchange all or substantially all of its assets upon such terms and conditions and for such consideration when and as authorized by the Holders of (a) 67% or more of the interests in the Portfolio present or represented at the meeting of Holders, if Holders of more than 50% of all interests are present or represented by proxy, or (b) more than 50% of all interests, whichever is less. The Portfolio may be terminated (i) by the affirmative vote of Holders of not less than two-thirds of all interests at any meeting of Holders or by an instrument in writing without a meeting, executed by a majority of the Trustees and consented to by Holders of not less than two-thirds of all interests, or (ii) by the Trustees by written notice to the Holders.

             In accordance with the Declaration of Trust, there normally will be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event, the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances, and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

             The Declaration of Trust provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances, the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

             The Portfolio is organized as a trust under the laws of the State of New York. Investors in the Portfolio will be held personally liable for its obligations and liabilities, subject, however, to indemnification by the Portfolio in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Portfolio than its proportionate interest in the Portfolio. The Portfolio intends to maintain fidelity and errors and omissions insurance deemed adequate by the Trustees. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations.

             The Declaration of Trust further provides that obligations of the Portfolio are not binding upon the Trustees individually but only upon the property of the Portfolio and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Item 19.         Purchase, Redemption and Pricing of Securities

             Interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. See "Purchase of Interests in the Portfolio" and "Redemption or Decrease of Interest" in Part A.

             The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. All other securities are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees.

             Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

             Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio's interests are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by Reuters Information Service.

     Item 20.         Tax Status

             The Portfolio has been advised by tax counsel that, provided the Portfolio is operated at all times during its existence in accordance with certain organizational and operational documents, the Portfolio should be classified as a partnership under the Code, and it should not be a "publicly traded partnership" within the meaning of Section 7704 of the Code. Consequently, the Portfolio does not expect that it will be required to pay any federal income tax, and each investor in the Portfolio will be required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions and tax preference items.

             Under Subchapter K of the Code, a partnership is considered to be either an aggregate of its members or a separate entity, depending upon the factual and legal context in which the question arises. Under the aggregate approach, each partner is treated as an owner of an undivided interest in partnership assets and operations. Under the entity approach, the partnership is treated as a separate entity in which partners have no direct interest in partnership assets and operations. The Portfolio has been advised by tax counsel that, in the case of an investor in the Portfolio that seeks to qualify as a RIC under the Code, the aggregate approach should apply, and each such investor should accordingly be deemed to own a proportionate share of each of the assets of the Portfolio and to be entitled to the gross income of the Portfolio attributable to that share for purposes of all requirements of Sections 851(b) and 852(b)(5) of the Code. Further, the Portfolio has been advised by tax counsel that each investor in the Portfolio that seeks to qualify as a RIC should be deemed to hold its proportionate share of the Portfolio's assets for the period the Portfolio has held the assets or for the period the investor has been a partner, for purposes of Subchapter K of the Code, in the Portfolio, whichever is shorter. Investors should consult their tax advisers regarding whether the entity or the aggregate approach applies to their investment in the Portfolio in light of their particular tax status and any special tax rules applicable to them.

             In order to enable a Holder that is otherwise eligible to qualify as a RIC, the Portfolio intends to satisfy the requirements of Subchapter M of the Code relating to sources of income and diversification of assets as if they were applicable to the Portfolio and to allocate and permit withdrawals in a manner that will enable a Holder which is a RIC to comply with those requirements. The Portfolio will allocate at least annually to each Holder it's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit in a manner intended to comply with the Code and applicable Treasury regulations. Tax counsel has advised the Portfolio that the Portfolio's allocations of taxable income and loss should have economic effect  under applicable Treasury regulations.

             To the extent the cash proceeds of any withdrawal (or, under certain circumstances, such proceeds plus the value of any marketable securities distributed to an investor) ("liquid proceeds") exceed a Holder's adjusted basis of his interest in the Portfolio, the Holder will generally realize a gain for federal income tax purposes. If, upon a complete withdrawal (redemption of the entire interest), the Holder's adjusted basis of his interest exceeds the liquid proceeds of such withdrawal, the Holder will generally realize a loss for federal income tax purposes. The tax consequences of a withdrawal of property (instead of or in addition to liquid proceeds) will be different and will depend on the specific factual circumstances. A Holder's adjusted basis of an interest in the Portfolio will generally be the aggregate prices paid therefor (including the adjusted basis of contributed property and any gain recognized on such contribution), increased by the amounts of the Holder's distributive share of items of income (including interest income exempt from federal income tax) and realized net gain of the Portfolio, and reduced, but not below zero, by (i) the amounts of the Holder's distributive share of items of Portfolio loss, and (ii) the amount of any cash distributions (including distributions of interest income exempt from federal income tax and cash distributions on withdrawals from the Portfolio) and the basis to the Holder of any property received by such Holder other than in liquidation, and (iii) the Holder's distributive share of the Portfolio's nondeductible expenditures not properly chargeable to capital account. Increases or decreases in a Holder's share of the Portfolio's liabilities may also result in corresponding increases or decreases in such adjusted basis. Distributions of liquid proceeds in excess of a Holder's adjusted basis in its interest in the Portfolio immediately prior thereto generally will result in the recognition of gain to the Holder in the amount of such excess.

             Foreign exchange gains and losses realized by the Portfolio and allocated to the investors in connection with the Portfolio's investments in foreign securities and certain foreign currency related options, futures or forward contracts or foreign currency may be treated as ordinary income and losses under special tax rules. Certain options, futures or forward contracts of the Portfolio may be required to be marked to market (i.e., treated as if closed out) on the last day of each taxable year, and any gain or loss realized with respect to these contracts may be required to be treated as 60% long-term and 40% short-term gain or loss. Positions of the Portfolio in foreign securities and offsetting options, futures or forward contracts may be treated as "straddles" and be subject to other special rules that may affect the amount, timing and character of the Portfolio's income, gain or loss and its allocations among investors. Certain uses of foreign currency and foreign currency derivatives such as options, futures, forward contracts and swaps and investment by the Portfolio in the stock of certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to enable an investor that is a RIC to preserve its qualification as a RIC or to avoid imposition of a tax on such an investor.

             The Portfolio anticipates that it will be subject to foreign taxes on its income (including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

             The Portfolio will allocate at least annually to its investors their respective distributive shares of any net investment income and net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year on certain options and futures transactions that are required to be marked-to-market).

             An entity that is treated as a partnership under the Code, such as the Portfolio, is generally treated as a partnership under state and local tax laws, but certain states may have different entity classification criteria and may therefore reach a different conclusion. Entities that are classified as partnerships are not treated as separate taxable entities under most state and local tax laws, and the income of a partnership is considered to be income of partners both in timing and in character. The laws of the various states and local taxing authorities vary with respect to the status of a partnership interest under state and local tax laws, and each holder of an interest in the Portfolio is advised to consult his own tax adviser.

             The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Investors should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Portfolio.

     Item 21.         Underwriters

             The placement agent for the Portfolio is Eaton Vance Distributors, Inc., which receives no compensation for serving in this capacity. U.S. and foreign investment companies, common and commingled trust funds and similar organizations and entities may continuously invest in the Portfolio.

     Item 22.         Calculation of Performance Data

             Not applicable.

     Item 23.         Financial Statements

             The following financial statements included herein have been included in reliance upon the report of Deloitte and Touche LLP, independent certified public accountants, as experts in accounting and auditing.

             Statement of Assets and Liabilities as of January 31, 1996. Independent Auditors' Report.

                                FINANCIAL STATEMENTS

                           Asian Small Companies Portfolio
                         Statement of Assets and Liabilities

                                   January 31, 1996

     Assets:
       Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $100,010
       Deferred organization expenses  . . . . . . . . . . . . . . . . .   7,000
                 Total assets  . . . . . . . . . . . . . . . . . . . .  $107,010

     Liabilities:
       Accrued organization expenses   . . . . . . . . . . . . . . . .   . 7,000
       Net assets  . . . . . . . . . . . . . . . . . . . . . . . . . .  $100,010

     NOTES:

     (1) Asian Small Companies Portfolio (the "Portfolio") was organized as a New York Trust on January 19, 1996 and has been inactive since that date, except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of interests therein at the purchase price of $100,000 to Eaton Vance Management and the sale of an interest therein at the purchase price of $10 to Boston Management & Research (the "Initial Interests").

     (2) Organization expenses are being deferred and will be amortized on a straight-line basis over a period not to exceed five years, commencing on the effective date of the Portfolio's initial offering of its interests. The amount paid by the Portfolio on any withdrawal by the holders of the Initial Interests of any of the respective Initial Interests will be reduced by a portion of any unamortized organization expenses, determined by the proportion of the amount of the Initial Interests withdrawn to the Initial Interests then outstanding.

     (3) At 4:00 p.m., New York City time, on each business day of the Portfolio, the value of an investor's interest in the Portfolio is equal to the product of (1) the aggregate net asset value of the Portfolio multiplied by (ii) the percentage representing that investor's share of the aggregate interest in the Portfolio effective for that day.

                             INDEPENDENT AUDITORS' REPORT


     To the Trustees and Investors of
       Asian Small Companies Portfolio:

              We have audited the accompanying statement of assets and liabilities of Asian Small Companies Portfolio (a New York Trust) as of January 31, 1996. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

              We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

              In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Asian Small Companies Portfolio as of January 31, 1996, in conformity with generally accepted accounting principles.


                                                        DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     February 1, 1996

                                                                   APPENDIX

                                ASIAN REGION COUNTRIES

              The information set forth in this Appendix has been extracted from various government and private publications. The Portfolio's Board of Trustees makes no representation as to the accuracy of the information, nor has the Board of Trustees attempted to verify it.

                                      AUSTRALIA

              The Commonwealth of Australia comprises an area of about 2,773,000 square miles - almost the same as that of the United States, excluding Alaska. In June 1992, Australia's population was estimated to be 17 million people.

              The Commonwealth of Australia was formed as a federal union in 1901, when six British colonies of New South Wales, Victoria, Queensland, South Australia and Tasmania were united as states in a "Federal Commonwealth" under the authority of the Commonwealth of Australia Constitution Act enacted by the British Parliament.

              Prior to World War II, the Australian economy was highly dependent on the rural sector. The 1950s and 1960s saw strong growth in the economy and diversification through developments in the mining sector. There have been some significant structural changes in the past 20 years, with the tertiary and mining sectors growing strongly. The rural sector now accounts for approximately 4% of Gross Domestic Product ("GDP"), 6% of employment, and 23% of exports by value. The mining sector accounts for approximately 8% of GDP and 1% of employment. Exports of mining commodities (including basic metal products) account for approximately 42% of exports by value. The tertiary sector accounts for approximately 71% of GDP, approximately 78% of employment, and around 20% of exports by value.

              As of December 31, 1993, the total market capitalization of Australian listed equities was U.S. $118 billion, which ranks behind Japan, Hong Kong, and Malaysia in Asia.

                             PEOPLE'S REPUBLIC OF CHINA
                                 GENERAL INFORMATION

              China is the world's third largest country occupying a region of
     9.6 million square kilometers. The country is divided into 23 provinces, three municipalities (Beijing, Shanghai and Tianjin) and five autonomous regions (Guangxi Xhuang, Nei Mongol, Ningxia Hui, Xinjiang Uygur and Xizang (Tibet)). The capital and political center of China is Beijing. Shanghai is the largest city and is also the commercial and financial capital.

              China is the world's most populous nation, consisting of more than one-fifth of the human race. The estimated population is approximately 1.3 billion. China has engaged in a 20-year plan for restraining population growth as part of its economic modernization program. Despite the plan, the population is likely to exceed 1.300 billion by the year 2000.
              In 1949, The Communist Party established the People's Republic of China. The Communist government engaged in numerous campaigns to industrialize the country with various programs. The failure of the Communist Party to achieve substantive economic reform eventually led to political domination by the army. In the 1970's, the Chinese government, which had remained isolated from the world, opened its doors. President Nixon's historic visit to China in 1972 established diplomatic ties between China and the United States. China also renewed diplomatic and trade relations with Western Europe, Japan and other Asian nations such as Singapore, Indonesia and South Korea. Following Mao Zedong's death in 1976, and the election of Deng Xiaoping as China's paramount leader, China has continued to pursue an "Open Door Policy" encouraging foreign investment and expertise inside its borders. Deng's leadership has emphasized pragmatism rather than Party ideology.

              In 1989, a growing dissatisfaction with the Communist government led to anti-government student protests culminating in what is known as the Tiananmen Square incident. The government's use of the military to suppress a peaceful demonstration resulted in world-wide criticism. Currently, the leadership under Deng Xiaoping remains committed to basic economic reforms but continues to reject liberalization from the domination of the Communist Party in the political decision-making process. The Chinese leadership still faces the challenge of maintaining power under the Communist Party while fending off Western political ideologies.

              China currently has diplomatic ties with approximately 140 nations. It is a charter member of the United Nations and a permanent member of the United Nations Security Council. Currently, China is seeking admission to the General Agreement on Tariffs and Trade.

              Over the past decade, China has achieved annual growth in real gross national product (GNP) averaging 10%. GNP in 1994 had increased to over 3.8 times the GNP in 1980 in real terms. However, growth has been unsteady, with booms in 1984 and 1988 and downturns in 1981 and 1989. In 1988, the Chinese Government instituted an austerity program which slowed the Chinese economy in the following year. However, growth increased after 1989, achieving growth rates of 9.5% in 1991, 14% in 1992, 13.3% in 1993, and 11.6% in 1994.

              The economy in China consists of three sectors: state, cooperative, and private. The state sector, though decreasing from 76% of GNP in 1980 to approximately 50% in 1991, continues to constitute the bulk of the economy. In recent years, however, the economy has been significantly restructured through the abolition of the commune system in rural areas and the relaxing of government authority in the day to day operations in both agricultural and industrial enterprises. As the government assumes more of a regulatory and supervisory role and less of a direct management role, market forces have been allowed to operate. This has resulted in increased productivity and rising incomes.


              The following table sets forth selected data regarding the Chinese economy.

                                                          MAJOR ECONOMIC INDICATORS
                                         1988       1989       1990         1991        1992        1993        1994
                                         ----       ----       ----         ----        ----        ----        ----
     Gross National Product
       (% annual real growth)            11.3        4.1        3.8          9.3        14.2        13.5         11.8
       (nominal, RMB billion)         1,492.8    1,690.9    1,853.1      2,161.8     2,663.5     3,451.5      4,500.6
       (nominal, U.S. $ billion)*       401.3      358.2      355.8        368.1       463.2       595.1        533.2
     Per Capita GNP (U.S. $)            364.2      320.1      313.0        346.8       397.9       504.5        435.9
                                         17.9        6.8        6.0         14.2        20.4        23.6         21.7
     Inflation (retail price index,
      % annual growth)                   18.6       17.8        2.1          3.0         6.2        13.2         21.8
                                         20.7       18.7       28.9         27.6        29.5        23.6         34.4
     Government Budget Surplus/Deficit
       (U.S. $ billion)*                 (2.1)      (1.9)      (2.7)        (3.9)       (7.8)      (10.3)
     Exports (U.S. $ billion)            47.6       52.5       62.1         71.9        85.1        91.7        121.0
       (% annual growth)                 20.8       10.2       17.9         15.8        18.3         7.93        31.9
     Imports (U.S. $ billion)            55.3       59.1       53.3         63.8        80.8       103.9        115.7
       (% annual growth)                 28.0        6.8       (9.8)        19.5        26.6        28.9         11.2
     Trade Balance (U.S. $ billion)      (7.8)      (6.6)       8.6          8.1         4.3       (12.2)         5.3
     Exchange Rate (RMB/U.S. $)           3.72       4.72       5.22         5.43        5.75        5.8          8.44

     *Translated at the respective exchange rate for each year shown in the table.
     Sources: China Statistical Yearbook, 1995 State Statistical Bureau of the People's Republic of China, Baring Securities.

             In 1990, industry accounted for 45.8% of China's National Income. In the first three decades under Communist rule, China placed great emphasis on heavy industry. Since the reform program began in 1978, a much greater emphasis has been placed on light industry. Considerable industrial growth has come from industrial enterprises in rural townships which are engaged in the processing and assembly of consumer goods. These operations are concentrated in southern China, where a major light industrial base has developed. Industrial output has grown rapidly and is increasingly important to the Chinese economy.

             China's current industrial policy also places emphasis on high-technology industries supported by foreign technology, such as micro-electronics and telecommunications. However, overstocking and poor economic results continue to plague Chinese industry. Continued growth has been hampered by problems of access to raw materials and energy supplies.

             Although long term growth in agricultural production has slowed, China remains one of the world's largest agricultural producers. The government has emphasized diversification of production, and a commitment to the maintenance of grain outputs. Other agricultural products have also shown increases in production in recent years, with cotton production at the forefront.

             Although China has a vast potential for energy production, this potential has been largely untapped. However, China is the world's largest producer of coal and the world's fifth largest oil producer. Until recently, China did not have the capacity to utilize its off-shore oil fields due to the country's relatively low level of technology. Joint ventures with foreign companies, however, have allowed China to use the fields, and further growth in oil production, both off-shore and on-shore, is expected. China also has significant potential for harnessing hydroelectric power, but has utilized only a small portion of this potential. China is planning to make hydroelectric power a major source of energy in the years ahead.

             China's objective to quadruple the 1980 industrial and agricultural output by the year 2000 requires the country's output to grow at an average annual rate of growth of about 6% in the 1990's. To enable China to accomplish this growth target under the prevailing economic environment, China's economic policy aims to provide a stable and non-inflationary environment to revive growth. Another prevailing goal is to relieve the supply bottlenecks arising from imbalanced growth over the last 10 years with resources to be allocated to the priority areas of agriculture, energy, transportation, telecommunications and basic materials industries. Emphasis is also placed on export-oriented and import-substitute production.

             Historically, China has had a relatively high rate of national savings. Total savings in 1994 were 3,682.98 billion RMB.

             Inflationary pressures are a major concern in the Chinese economy. While the retail price index has been relatively stable in recent years, this figure understates inflation, especially urban inflation. A more informative measure is the cost of living index in 35 major cities, which has generally risen at a higher rate. In light of the on-going reforms of price subsidies and continued growth, relatively high inflation should be expected.

             China's monetary policy has vacillated between expansionist and contractionist. This varying monetary policy has contributed to a fundamental cycle of the Chinese economy in recent years: reform and expansion leading to overheating of the economy and tightening of control. Persistent fiscal deficits have been a macroeconomic management problem in China in recent years. Despite efforts by the government to increase revenues and control spending, deficits continue to be a problem. The deficit for 1994 was 37.95 billion RMB.

             As a result of the economic reforms commenced in 1978, China's foreign trade has grown considerably in value, range of products and number of trading partners. A major goal of China's trade policy is to increase the percentage of manufactured goods in the country's total exports. Gradual progress has been made in recent years with the aid of the imported foreign technology. Textiles and garments together form the single largest export category, representing 25% of total export values. China's trade balance has fluctuated over the last five years. In 1994 China's foreign trade yielded a surplus of U.S. $5.35 billion.

             Hong Kong is the leading destination for Chinese exports, accounting for over 40% of total export volume. Hong Kong is also a major re-export center for Chinese goods. Other large export markets for China include Japan, the United States, and Germany. Over the past few years, China's imports have continued to expand and diversify. Hong Kong, Japan and the United States are China's top three suppliers. Other major suppliers include Germany and Italy.

             China has traditionally adopted a policy of self-reliance when financing development; overseas borrowings have been minimal. The country has remained a conservative borrower but, since the early 1980s, has been making greater use of foreign capital and financing, including government-assisted facilities and project and trade financing.

             The primary sources of foreign capital for China, in order of importance, are: (1) International Monetary Fund and World Bank loans and credits; (2) government low interest loans and credits; and (3) commercial loans and credits.

             There is centralized control and unified management of foreign exchange in China. The renminbi has been devalued progressively in recent years, depreciating by almost 70% against the U.S. dollar between 1981 and 1990.

             There currently are two officially recognized exchanges in China, the Shanghai Securities Exchange ("SHSE"), which commenced trading on December 19, 1990, and the Shenzhen Stock Exchange ("SZSE"), which commenced trading on July 3, 1991. "B" shares are offered exclusively for investment by foreign investors, and their total market capitalization in December 1995 was over $2 billion. A number of organized securities markets exist in other cities in China, but these are primarily over-the-counter markets. China has not yet promulgated a national securities law. At the local level, however, many cities and provinces have promulgated securities rules and regulations.

                                      HONG KONG

             As a trade entrepot and finance center, Hong Kong's viability has been inexorably linked to mainland China since the establishment of the Colony in 1841. Hong Kong remains China's largest trade partner and its leading foreign investor. In 1995, visible trade between Hong Kong and China exceeded $33.4 billion.

             In the last two decades there has been a structural change in Hong Kong's economy, with growth in the services sector outpacing manufacturing growth. With more and more labor intensive manufacturing relocating to Southern China, Hong Kong has developed its services sector, which in 1993 contributed 72.5% of GDP.

             In recent years large numbers of Hong Kong based companies have set up factories in the southern province of Guangdong, where it is estimated that Hong Kong companies employ between 2.5 and 3.0 million workers. The low cost of setting up a factory in China and low wage rates have been the primary attractions. While few Hong Kong companies in the service sector derive the majority of their sales from China, activity there is increasing notably in the construction, utilities, communications and tourism sectors. Examples include China Light and Power, Hong Kong Telecom and Hopewell Holdings. Although less noticeable than Hong Kong's investment in China, there has been considerable growth in Chinese investment in Hong Kong over the last decade and particularly in the last five years. In contrast to Japanese investment, Chinese investment in Hong Kong typically involves the purchase of stakes in existing companies. This has traditionally been in the banking and import/export sectors. Recently, investment in property, manufacturing and infrastructure projects has increased. The most active Chinese enterprise in Hong Kong, the Bank of China Group, is the second largest banking group in Hong Kong. Much as China has become the manufacturing capital for Hong Kong companies, Hong Kong is the primary funding center for the development of China through direct investment, syndicated loans, commercial paper and share issues in Hong Kong by Chinese companies.

             In view of the growing economic interaction between Hong Kong and Southern China, it is increasingly meaningful to consider the concept of a Greater Hong Kong economy consisting of Hong Kong and Guangdong Province, with a combined population of 72 million and average per capita GDP of $2,130 in 1993. Given the human, financial and technological resources in Hong Kong and the low wage rates and infrastructural requirements of China, the economic rationale for further integration of the two economies is considerable. In ensuring the role of Hong Kong in the economy of Southern China, the challenge of policy makers in Hong Kong is to see that the colony's infrastructure is capable of accommodating the sustained 15% annual growth of the Guangdong economy, and with it increasing trade and investment flows. Towards this end, the Hong Kong government in 1989 unveiled PADS, the Port and Airport Development Strategy. The project, estimated to cost $21 billion, is designed to allow Hong Kong's cargo handling capacity to increase by four times between 1988 and 2011 and its air traffic handling capacity to increase from 15 million passengers in 1988 to 50 million in 2011. Representatives of the Hong Kong and Chinese governments are currently discussing the future of the PADS project and its financing.

             In the past, political considerations have hindered closer economic integration between Hong Kong and China. It was largely in response to the United Nations embargo on trade with China in the 1950s and 1960s that Hong Kong developed a significant manufacturing base. In the last several years, however, there has been an improvement in relations between China and Hong Kong. In September 1991, Hong Kong and China concluded the Sino-British Memorandum of Understanding, providing a framework for the PADS project. Of even greater importance, the Basic Law, the outline for Hong Kong's government post 1997, calls for Hong Kong's capitalist system to remain intact for an additional fifty years after 1997 and sets out details for the integration of Hong Kong into China after 1997.

             The Stock Exchange of Hong Kong Ltd. ("Hong Kong Stock Exchange" or "HKSE"), which commenced trading on April 2, 1986. The HKSE, with a total market capitalization as of October, 1994 of approximately H.K. $2,476 billion (approximately U.S. $320.3 billion), is now the second largest stock market in Asia, measured by market capitalization, behind only that of Japan. As of that date, 520 companies and 908 securities were listed on the Hong Kong Stock Exchange. The securities listed include ordinary shares, warrants and other derivative instruments.

             There are no regulations governing foreign investment in Hong Kong. There are no exchange control regulations and investors have total flexibility in the movement of capital and the repatriation of profits. Funds invested in Hong Kong can be repatriated at will; dividends and interest are freely remittable.

                                        INDIA

             India is the seventh largest country in the world, covering an area of approximately 3,300,000 square kilometers. It is situated in South Asia and is bordered by Nepal, Bhutan and China in the north, Myanmar and Bangladesh in the east, Pakistan in the west and Sri Lanka in the south. Most of the population still lives in rural areas. The official language is Hindi, with English also being used widely in official and business communications. The Indian population is comprised of diverse religious and linguistic groups. Despite this diversity, India is the world's largest democracy and has had one of the more stable political systems among the world's developing nations. However, periodic sectarian conflict among India's religious and linguistic groups could adversely affect Indian businesses, temporarily close stock exchanges or other institutions, or undermine or distract from government efforts to liberalize the Indian economy.

             India became independent from the United Kingdom in 1947. It is governed by a parliamentary democracy under the Constitution of India, under which the executive, legislative and judicial functions are separated. Since 1991, the government of Prime Minister Narasimha Rao has introduced far-reaching measures with the goal of reducing government intervention in the economy, strengthening India's industrial base, expanding exports and increasing economic efficiency. The system of industrial licenses known as the "License Raj," by means of which the government controlled many private sector investment decisions, has been cut back. Government approvals required to increase, reduce or change production have been greatly reduced.

             Modern economic development in India began in the mid-1940s with the publication of the Bombay Plan. The Planning Commission was established in 1950 to asses the country's available resources and to identify growth areas. A centrally planned economic model was adopted, and in order to control the direction of private investment, all investment and major economic decisions required government approval. Foreign investment was allowed only selectively. This protectionist regime held back development of India's economy until the mid-1980s when there began to be some move towards liberalization and market orientation of the economy. With the liberalization measures introduced in the budget of 1985, the annual growth of the country's real gross domestic product rose from an average 3-4% since the 1940s to an average 6.1 percent between 1986 and 1990.

             Since 1990, the Indian government has continued to adopt measures to further open the economy to private investment, attract foreign capital and speed up the country's industrial growth rate. For example, the banking industry has recently been opened to the private sector, including to foreign investors. Banks were nationalized in 1969, and no new privately owned banks had been permitted. The government is now granting new banking licenses. The government also has recently permitted foreign brokerage firms to operate in India on behalf of foreign institutional investors, and has permitted foreign investors to own majority stakes in Indian asset management firms. Ownership and sale of commercial real estate is expected to be permitted to foreign firms soon as well. In 1992, it was announced that foreign institutional investors would be able to invest directly in the Indian capital markets. In September 1992 the guidelines for foreign institutional investors were published and a number of such investors have been registered by the Securities and Exchange Board of India, including the Adviser.

             The government has also cut subsidies to ailing public sector businesses. Further cuts, and privatizations, are expected, although resistance by labor unions and other interest groups may hinder this process. Continuing the reform process, India's Finance Minister in early 1994 proposed tax cuts for the corporate sector, sharp reductions in import duties and a further lowering of bank interest rates. In sum, the government's new policies seek to expand opportunities for entrepreneurship in India.

             Foreign investors have responded to these trends by putting resources into the Indian economy. The Asian Development Bank, for example, established its first Indian office in 1992. Investment by Singapore-based companies accelerated significantly in 1993. India's foreign exchange reserves, which had fallen to about $1 billion in 1991, were over $20 billion in March 1995.

             India's Parliament consists of the Lok Sabha (House of the People) and the Rajya Sabha (Council of States). The Lok Sabha is elected directly by universal suffrage for a period of five years while the Rajya Sabha comprises members indirectly elected by the States and Union

     Territories for a six-year term and members nominated by the President of India.

             The President of India is the constitutional head of the executive branch of government and exercises powers under the Constitution with the advice of the Council of Ministers, headed by the Prime Minister. The Prime Minister and the Council of Ministers, who are responsible to the Lok Sabha, hold effective executive power. The present Prime Minister is Mr. Narasimha Rao, who leads the Congress Party. The Congress Party holds a slim majority of seats in the Lok Sabha. The Bhartiya Janata Party holds the next largest number, accounting for approximately 20%. The Congress Party lost 3 out of the 4 state legislature elections held in 1994.

             India comprises 7 Union Territories and 25 States. Each state has a governor, a council of ministers and a legislature. The Union Territories are administered by the central government in New Delhi.
     There is a general system of local government throughout the country.

             The Judiciary consists of the Supreme Court of India, located at New Delhi, and High Courts located in each State. The Judiciary is independent of the Executive branch and the Legislature. The Supreme Court is vested with powers to determine disputes between the Union Territories and the States or between States, to enforce fundamental rights and to act as the guardian of the Constitution. All judges of the Supreme Court and High Courts are appointed by the President of India. The Constitution provides that the judges cannot be removed from office unless impeached by both Houses of Parliament.

             The government of Mr. Narasimha Rao, which took office in June 1991, has been supported by consensus among the other main political parties that structural changes in the economic system were required.
     With a rising oil import bill, adverse balance of trade payments and a large foreign debt, India had reached a position where it was unable to obtain further commercial borrowings. In July 1991 the Finance Minister, Dr. Manmohan Singh, presented his first budget and announced a new industrial policy. In consequence, for many industrial sectors, it became no longer necessary to obtain government approval for new investments. Foreign companies could now hold up to 51% of an Indian company as opposed to 40% previously.

             The process of liberalization was taken further with the budget of February 1992 when the Rupee was made partially convertible and import tariffs were reduced. Personal tax rates were brought down. The office of the Controller of Capital Issues which had determined the pricing of shares issued by companies was abolished.

             The Finance Minister has presented the budget for 1995 which has further rationalized indirect taxes by reducing excise duties on a variety of items and slashing peak import tariffs from 65% to 50%. However, outlays on welfare measures has been increased and no further tax cuts have been announced for the corporate sector.

             In India, Foreign Institutional Investors ("FIIs") may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the counter exchange of India) subject to the conditions specified in the Guidelines for Direct Foreign Investment by FIIs in India, (the "Guidelines") published in a Press Note dated September 14, 1992, issued by the Government of India, Ministry of Finance, Investment Division. FIIs have to apply for registration to the Securities and Exchange Board of India ("SEBI") and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. The Adviser is a registered FII and the inclusion of the Portfolio in the Adviser's registration was approved by SEBI. FIIs are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company. In addition, the shareholdings of all registered FIIS, together with the shareholdings of non-resident Indian individuals and foreign bodies corporate substantially owned by non-resident Indians, may not exceed 24% of the issued share capital of any one company. Only registered FIIS and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes.

             India currently imposes 20% withholding tax on interest and dividends. A withholding tax of 10% is currently imposed on gains from sales of shares held one year or more and a withholding tax of 30% is imposed on gains from sales of shares held less than one year. The withholding rate on gains from sales of debt securities is currently 10% if the securities have been held three years or more and 30% if the securities have been held less than three years. (Rates are higher for non-FII transactions.)

                                      INDONESIA

             It can at least be argued that Indonesia has had fewer changes in its political system than its Asian neighbours. In fact, there have been only two rulers of Indonesia since independence was gained from the Dutch in 1948 -- Sukarno and Suharto. But equally it should not be forgotten that the two major turning points in the country's modern history -- independence and the 1965 revolution -- were unusually violent episodes in the life of any country. The stability that Indonesia has enjoyed during the past twenty-five years under Suharto should, therefore, be placed against this background.

             In many ways the same three pillars of stability which are found in Thailand -- the army, the king and the national religion -- are present in Indonesia except that the President, Suharto, stands in the place of the monarchy and the national religion is Islam rather than Buddhism. The question of monarchical or presidential succession remains perhaps the major political risk confronted by the foreign investor as so many aspects of the business life of the country relate directly to Suharto or his immediate family. The role of the army in Indonesia is a great deal more clear cut and predictable than in either Thailand or in the Philippines. In effect, there have been no attempted military coups since 1966. The army remains wholly in support of Suharto. It has been suggested, in fact, that anyone who might be considered as a candidate to succeed Suharto must be Javanese and must be a general.

             The role of Islam in the national life of Indonesia is a more complex subject. The Mohammedan religion first reached the shores of western Sumatra through the coming of the Arab traders around 1400. The western-most state of Aceh has remained a stronghold of Islamic fundamentalist belief ever since. Sumatra in general has remained restive and unwilling to bend to the yoke of a tight central control from Java. In fact, this is also true of many other island provinces of the huge Indonesian archipelago which will have, by the year 2000, a population of over 200 million. Following the 1958 uprising in Sumatra and Celebes (or Sulawesi) the Javanese policy was to plant more settlers in these outlying islands from Java (where 80 percent of the population lives). Political and religious factors, therefore, cannot be disentangled in the future horoscope of Indonesian political life.

             Fundamentalism is on the rise in Indonesia, as in Malaysia, and politicians with fundamentalist Islamic beliefs and supporters are likely to take a more active role. However, the situation cannot be compared with Iran or Saudi Arabia. In neither Indonesia nor Malaysia has Islam taken over all aspects of every day life with its rules about the role of women, or the consumption of alcohol or the exaction of interest or usury on capital. In all these respects Indonesian life is relatively "modern." There is a more easy-going Asian approach to matters of religious belief.

             However, the social question, which one cannot ignore, concerns the role of the minority and non-Muslim peoples in Indonesia, in particular the Chinese community in Java. Although the total Chinese population is less than 5 million, or around 3 percent of the total, 80 percent of the commerce and much of the capital wealth remains in the hands of this small but tight-knit Chinese community. In 1966 there were violent anti-Chinese riots and killings in Jakarta, Surabaya and other Javanese cities. Many thousands of Chinese fled to Hong Kong and to China, but this is a spectre which has been banished from the life of the nation since Suharto came to power. He is well known to have close links with the leading members of the Chinese business community.

             The role of Chinese business people in Indonesia has been brought into much greater focus by the explosion of the Jakarta stock market in the late 1980's. Much of the wealth which was rumoured to exist in the hands of the great Chinese families is now visibly calculated on a daily basis in the large listed capitalization of the Indonesian-Chinese industrial groups such as Indo-Cement and Astra. There is, of course, a two-way flow of capital involved in this process of the rapid evolution of the capital market in Jakarta, by which up to U.S. $5 billion of foreign capital has entered the country in the form of equity investment, largely from foreign fund managers, and a substantial amount of Chinese capital has been able to leave the country in the opposite direction.

             The enormous economic potential of Indonesia, its vast natural resources and its large labour force being two principal attractions, cannot be doubted. However, the main element of political risk is the possibility of a further violent episode in the political life of the country when the next transfer of power occurs at the top.

             The following table gives details of the overall economic performance of Indonesia from 1987 to 1994.

                                             TRADE
               EXCHANGE     GDP             SURPLUS/          MARKET    MARKET
                 RATE     GROWTH           (DEFICIT)         YEAR-END  CAPITAL
               AV. US $     (%)     CPI     (US $BN)   P/E   CLOSING   (US $BN)
               ---------  -------  ------  ----------  ----  --------  --------
     1987        1,720      3.6     9.0       4.6                83.0      0.07
     1988        1,735      5.6     7.4       4.9      41.2     305.0      0.26
     1989        1,784      7.4     6.0       5.8      24.7     399.0      2.42
     1990        1,889      7.4     9.6       3.9      19.9     418.0      6.2
     1991        1,984      6.5     9.5       5.5      17.1     247.0      8.1
     1992        2,064      6.0     4.9       6.9      14.4     274.0     12.1
     1993        2,110      6.5     7.0       9.0      27.4     589.0     43.0
     1994        2,160      7.3     9.2       7.8      18.8     470.0     52.0
     1995*       2,316      7.2     9.6       7.0      14.5      --       55.0
     *Estimate

             Indonesia began the 1980s principally as an oil exporter. During the 1970s it had a high rate of inflation but also a very rapid economic growth on the back of the oil boom. The fall in oil prices in the early 1980s, which became precipitate in the spring of 1986, therefore, forced a review of their priorities. Reducing inflation, diversifying the economy away from oil and maintaining a stable growth in the economy to provide as full employment as possible for the large young population, were selected as the main objectives. It is remarkable to see the extent to which these aims have been achieved during 1985-90. Inflation has been brought from 20 percent, at the beginning of the decade, to around 6 percent in 1989-90. Economic growth, having fallen to 2.5 percent in 1985 regained the level of 7.4 percent by 1990. The rupiah, which had undergone a 30 percent once-and-for-all evaluation in the autumn of 1985, had stabilized on a "crawling peg" system with an annual devaluation of around 5 percent. The trade surplus continued at a healthy US $4-5 billion annually and the inflow of foreign capital more than offset Indonesia's foreign debt position. Therefore, it is possible to conclude that the good macroeconomic management, which was achieved by the small group of technocrats employed by Suharto to direct the economy, had been very successful in reducing the economic risk of the country. The future path of the Indonesian economy will, therefore, depend as much on the development of low wage manufacturing and the inflow of Japanese capital, and on the liberalization of the banking system and the capital market, as on the price of basic commodities. This gives a much greater degree of stability to the Indonesian economy as a whole.

                                        JAPAN

             The Japanese archipelago stretches for 1,300 miles in the western Pacific Ocean. The total area of all the islands is about equal to the size of California. Only one third of the land is suitable for agriculture, housing, industry, and commerce.

             Japan has a population of about 125 million people, roughly half that of the United States and twice that of England or Germany. Life expectancy is the highest in the world. The literacy rate in Japan approaches 100%. The high level of education, combined with the Confucian work ethic, has created a motivated work force which boasts a very high savings rate.

             Japan is evolving into a post-industrial society and economy as we approach the 21st century. Japan's postwar growth was phenomenal. By 1970, Japan's Gross National Product (GNP) had surpassed those of the United Kingdom and the former Soviet Union. The Japanese economy is now the second largest in the world; its per capita GNP is the highest among large industrial countries.

             During the era of high economic growth in the 1960s and early 1970s, Japanese expansion focused on the development of heavy industries such as steel, shipbuilding and chemicals. In the 1970s, Japan's industrial structure shifted toward assembly industries with a strong emphasis on exports. In that decade, Japan became a major producer and exporter of automobiles and consumer electronics. In the 1980s, Japan gradually stepped toward a post-industrial society. This evolution has been characterized by an increased reliance on services, a per capita income which is the highest in the world, rapidly changing lifestyles influenced by the younger generation, a greater dependence on domestic markets, a comparative advantage in high technology, and active participation in the high-growth economies of East Asia, including China.

             Japan has had low inflation in recent years. In the past 10 years, the rate of inflation has ranged between 2% and 3% per year, making it one of the lowest rates in the world. This remarkable achievement was made possible by gains in productivity, which exceeded wage increases, and by a strong yen, which reduced imported raw material costs.

             Japan's stock exchanges comprise over 25% of the world's equity market. Like other stock markets, the Japanese stock market can be volatile. For example, the Japanese stock market, as measured by the Tokyo Stock Price Index (TOPIX), increased by over 500% during the ten-year period ended December 31, 1989, reaching its high of 2884.80 on December 18, 1989, and it has declined by over 45% since that time, falling to 1559.09 on December 30, 1994. This decline has had an adverse effect on the availability of credit and on the value of the substantial stock holdings of Japanese companies, in particular, Japanese banks, insurance companies and other financial institutions. This in turn has contributed to the recent weakness in Japan's economy. A continuation or recurrence of a Japanese stock market decline could have an adverse impact throughout Japan's economy.

                                        KOREA

             Political volatility has characterized the history of South Korea (referred to as Korea throughout this section) during the past forty years, while at the same time an extraordinary economic boom has occurred. Rigid discipline has been characteristic of the military government under President Park during the 1960s and 1970s, which were the most successful decades in economic terms particularly in the growth of Korea's exports and in the per capita income. It is important to remember how completely the cities and transport system of the southern part of the Korean peninsula had been destroyed in the civil war of the 1950s. The effort of reconstruction was, therefore, enormous. Living standards in the 1960s were extremely low. The threat from North Korea has exerted a continuous military pressure on the South in the past forty years which is probably unique to any country in the world, even including West Germany or Taiwan. Seoul is only 30 kilometers from the demilitarized zone and, therefore, lives in a continuous state of tension and fear of an imminent invasion. This very real threat is also translated into a very high percentage of military spending in the national budget. If Korea is compared with Japan, the Koreans have had to spend ten times more of their national income on defense than the Japanese and yet have succeeded in recording higher rates of economic growth.

             The fierce political in-fighting, which has been a constant characteristic of Korean history, was suppressed for a period in the 1970s and 1980s, both before and after the assassination of President Park. Since 1987 the opening up of the democratic process has been smoothly handled despite the continuing student riots and disturbances. In fact, stock market investors have generally ignored the television images of riot police, tanks firing tear gas and students throwing petrol bombs, to concentrate more on the continuous success of Korean companies in their conquest of overseas export markets and their impressive earnings growth. Nevertheless, the threat from the North and the fierceness of the Korean political opposition do combine to give Korea a lower score for political stability than its neighbours. We have the sense in Korea of a higher risk but also a much greater potential should the rapprochement with the North lead to a peaceful reunification.


             The following table gives details of the overall economic performance of South Korea from 1987 to 1994.

                                                  TRADE
                   EXCHANGE    GDP                SURPLUS/             MARKET       MARKET
                   RATE        GROWTH             (DEFICIT)            YEAR-END     CAPITAL
                   AV. US $    %        CPI       (US $BN)     P/E     CLOSING      (US $BN)

                                                                     a-14






                   ---------   -------  ------    ----------   ----    --------     --------
         1987       822.57      13.0     3.0          7.7      10.6       525.1        33.0
         1988       731.47      12.4     7.1         11.4      13.6       907.2        94.3
         1989       671.46       6.7     5.7          4.6      22.9       909.7       140.9
         1990       707.76       9.3     8.6         (2.0)     18.5       696.1       110.2
         1991       731.60       8.3     9.7         (7.0)     15.0       610.9        96.4
         1992       781.08       4.7     6.2         (2.1)     15.0       678.4       107.4
         1993       808.10       5.5     6.5         (1.6)     17.5       866.0       139.0
         1994       803.62       8.4     6.3         (3.1)     18.0     1,027.0       190.0
         1995*      768.40       9.0     5.2          0.7      15.1        --         203.0
         *Estimate

             South Korea has the highest overall score for economic growth in the world over the past twenty years even when compared with the other Asian tigers. The average growth over a twenty-year period has been close to 9 percent in real terms, at certain times reaching even 13-14 percent. This means that the average Korean today has a per capita income of nearly U.S. $6,000 per annum, an income which has grown nearly thirty times in thirty years. There have been tremendous social changes resulting from this economic boom, notably the shift of population from the countryside into the cities and the shift in the economic structure from agriculture to industry and, more recently, to the service sector. This has all occurred in a shorter period of time than in almost any other advanced economy. What took England one hundred years and Japan thirty years, has taken Korea typically less than ten years. There has been some slowing during the 1980s compared to the 1970s, but Korea still has among the highest overall ratings for GNP growth. Its industrial workforce has not lost its competitive edge and the average working week in Korea is still in excess of fifty hours, the longest working week in the world. These are the foundations of Korea's continued economic success. It is unlikely that such characteristics, being social in origin, will disappoint us in the next decade. Therefore it is reasonable to expect Korea's economy to continue to be one of Asia's most successful.

             The flexibility of its large trading companies, the chaebol, has been recently underlined again as they have shifted their emphasis from the United States, Canada and Europe towards the new markets of China and the Soviet Union. There is little doubt that Korean exporters will be leading the Japanese in providing Russian consumers with basic consumer goods. The readiness to take risks in new areas has continuously paid off for Korean companies just as it did when they were able to grab the major construction contracts in the Middle East during the oil boom of the 1970s. (These new trade links have also translated into new diplomatic links with China, Hungary, Poland and the Soviet Union, thus further isolating North Korea from its communist neighbours.)

             Inflation in Korea has been higher than in Japan or Taiwan. In the 1970s, Korea experienced an annual average inflation rate of nearly 15 percent. Beginning in 1982, however, the tight monetary policy succeeded in bringing this annual consumer price index down to single digits until 1990 when the rate jumped again to 8.6 percent. The Korean export boom has led to a big inflow of foreign exchange accompanying Korea's trade surpluses of the past five years. This, in turn, has led to a sharp increase in money supply and a boom in real estate prices in Seoul. Thus the rise of both the Korean share market and property market since 1985 has in a sense been a lagging indicator of the economic boom of earlier years with its inevitable build up of national and personal wealth among the Korean population. Nowhere has the number of investors grown faster than in The Korea Stock Exchange during the 1980s. Thus rising prices have reflected rising national wealth. This inflation problem has been, and can again be, tamed by a strong central bank response and this is what would be expected in the 1990s.

             The exchange rate of the Korean won against the U.S. dollar has reflected both the relative inflation rates of Korea and its international trading partners and also the more recent success of Korea in repaying much of its foreign debt and building up its reserves. The won was held very steady during the 1970s and then allowed to devalue between 1980 and 1985 from 484 won to the dollar to its lowest level of 890 won to the dollar. With the sharp improvement in Korea's overseas trade position the won started to appreciate from 1986 onwards. With the subsequent relapse of Korea into a new trade deficit in 1990 and the recovery of the dollar in world exchange markets, the Korean won has again depreciated slightly. However, there is a high degree of stability and the currency is managed by the central bank. A devaluation of more than 5 percent per annum should not be expected unless Korea's trade or inflation problems worsen significantly.

             It is likely that Korea's foreign trade position will improve again thanks to the country's competitive position in export markets. In a more liberated domestic economy with lower tariffs on foreign goods, however, it will be more difficult to restrain the growth of imports as Korean consumers demand a greater choice. Korea's main deficit is with Japan and consists largely of capital goods. This is likely to continue as long as Korean manufacturers wish to maintain their competitive edge in the most modern plant and equipment.

                                       MALAYSIA

             The central dilemma in assessing Malaysia's political risk is the perennial question of relations between the Malay and Chinese communities representing as they do about 60 percent and 30 percent of the population, respectively. Since the 1969 anti-Chinese riots in Kuala Lumpur the country has been unruffled by any serious inter-racial violence and during this period a great deal has been accomplished in transforming the economy and in transferring the wealth of the country from foreign and Chinese hands into the hands of the bumiputra (or the sons of the soil), which is the dominant Malay majority. The success of this New Economic Policy is unquestioned and has given a great deal of legitimacy to the continued run of the United Malay National Organisation (UMNO) under its successive prime ministers and most recently under Dr. Mahathir Mohammed who has now held power for a decade. This economic success has also done much to defuse the threat from the Islamic fundamentalists who have tended to get co-opted into the ruling party. The Chinese community has also done well in economic terms although the political disunity in the Malay Chinese Association (MCA) has left them somewhat leaderless in the political sphere.

             Politics in Malaysia continues to be a question to revolve around its leading personalities. It should also be noted, however, that Malaysia shares one characteristic with Thailand, which is a strong monarchical system. In Malaysia's case it is less visible because the kingship is shared on a five- year revolving basis among the sultans of the various states of the federation. This clear distinction of the British model between the head of state, or monarch, and the prime minister, or political leader, is important to Malaysia's overall stability.

             The geographical divide between peninsular Malaysia and East Malaysia, consisting of the states of Sabah and Sarawak, also underlines the need for a great deal of political decentralization. Sabah and Sarawak have very different histories from the other Malaysian states and can be examined for their political make-up on a separate basis including the question of the Christian minority in Sabah. Overall, however, it must be judged that Malaysia's economic success has led to a far greater degree of political stability than was expected following independence in 1963.

             Malaysia's relations with its neighbours on the whole are excellent and, in particular, the relationship with Singapore, which remains the largest investor in the country, is a key one. The Singapore government is obviously enthusiastic to diversify its industrial base across the causeway into Johore and further north into peninsular Malaysia. This is good news for Malaysia's economic and political stability.

             The following table gives details of the overall economic performance of Malaysia from 1987 to 1994.

                                                  TRADE
                   EXCHANGE    GDP                SURPLUS/             MARKET       MARKET
                   RATE        GROWTH             (DEFICIT)            YEAR-END     CAPITAL
                   AV. US $    %        CPI       (US $BN)     P/E     CLOSING      (US $BN)
                   ---------   -------  ------    ----------   ----    --------     --------
     1987             2.52       5.4     0.8          5.9      78.0       261.19       18.49
     1988             2.61       8.9     2.5          5.6      36.0       357.38       29.05
     1989             2.70       9.2     2.8          3.9      28.7       562.28       39.73
     1990             2.70       9.8     3.1          1.9      39.8       505.9        48.81
     1991             2.75       8.8     4.3         (6.4)     29.3       556.2        57.49
     1992             2.62       8.0     4.7          2.8      21.0       644.0        92.20
     1993             2.70       8.5     3.6          3.8      34.3     1,275.0       241.00
     1994             2.62       9.2     3.7         (2.2)     23.2       971.0       275.00
     1995*            2.55       9.2     3.7         (6.7)     20.4        --         204.00
     *Estimate

                                                                     a-17






             Malaysia, along with Singapore, experienced a sharp recession in 1985-6 owing to an excessive tight monetary policy in both countries. Since 1987, Malaysia has returned, however, to the path of high growth and low inflation. Nevertheless, over a twenty year period Malaysia ranks behind Singapore, Thailand and Hong Kong, although ahead of Indonesia in past overall economic growth. The change in the past five years has also been accompanied by an accelerated shift into manufacturing and away from the old dependence on the plantation sector. This manufacturing growth has been led by investment from Japan and Taiwan and notable national projects such as the Proton car. Malaysia is attempting to move up market into the new product areas such as electronics, car assembly and consumer goods. It is likely to be successful in doing so owing to its literate and trainable workforce. Therefore, one can be fairly confident that Malaysia's economic record will continue to be bright.

             The exchange rate of the Malaysian ringgit has been closely tied to that of the Singapore dollar, which itself has been very stable if not strong against other world currencies, especially the US dollar. Therefore, the ringgit has had a very stable record against the dollar and is likely to maintain this stability. Malaysia's foreign trade has generally been in surplus, although between 1990 and 1991 this figure fell sharply partly owing to fall-off in Malaysia's energy exports. As manufactured goods assume a larger importance in the composition of exports compared with crude oil, rubber and palm oil, Malaysia's trade position should gradually become steadier. For an investor Malaysia remains attractive although vulnerable to external shocks either in terms of commodity prices or in a fall in export demand in its principal markets. The infrastructure, high literacy rate and relative political stability in recent years are all bonus points for the country's overall image.

                                       PAKISTAN

             Pakistan, occupying an area about 800,000 square kilometers, is bounded in the south by the Arabian Sea and India. In the north are China and Afghanistan. To the west and northwest are Iran and Afghanistan. To the east is India. The capital is Islamabad. Karachi is the biggest commercial and industrial city.

             Pakistan is the world's ninth most populous country. The population is currently estimated at approximately 130 million, with an annual population growth rate of 3.0%. The national language is Urdu, although English is widely spoken and understood throughout the country.

             Pakistan was created in 1947 in response to the demands of Indian Muslims for an independent homeland, by the partition from British India of two Muslim majority areas. In 1971, a civil war in East Pakistan culminated in independence for East Pakistan (now Bangladesh). Over the past 45 years, Pakistan and India have gone to war three times and intermittent border exchanges occur at times. In particular, relations with India remain unfriendly over the disputed territory of Kashmir, with its majority Muslim population.

             Pakistan has a federal parliamentary system in which its provinces enjoy considerable autonomy. The head of state is the President, who has certain important executive powers but is generally required by the Constitution to act on the advice of the Prime Minister. The President is elected for a period of five years by the members of the National Assembly, the Senate and the four provincial assemblies. The Prime Minister may remain in office as long as he or she has the support of the National Assembly but not beyond the five-year term of Parliament. The Prime Minister is currently Ms. Benazir Bhutto, of the Pakistan Peoples Party.

             Ms. Bhutto was preceded as Prime Minister by Mr. Moeen Qureshi, who was named to head an interim government until a new government could be elected following the resignations of the Prime Minister and President in July 1993. Instead of acting as a caretaker for the term of the interim government, Mr. Qureshi instituted a number of significant policies designed to reform Pakistan's economy including new taxes on large landowners, increased utility tariffs, reduced import duties, increased autonomy of the State Bank of Pakistan and devaluation of Pakistan's currency to make exports more competitive. Although Ms. Bhutto's government has continued the implementation of many of the reforms adopted by the interim government, the permanence of these reforms depends on the political success and constancy of the new government, as to which there can be no assurance.

             The military has been, and continues to be, an important factor in Pakistani government and politics and the civilian government continues to rely on the support of the army. Ethnic unrest and troubled relations with India are also continuing problems. Recent violence and political unrest have made Pakistan a less attractive destination.

             Economic development since 1955 has taken place within the framework of successive five-year plans which established growth targets and allocations of public sector investment. In addition, annual development plans are prepared indicating yearly allocation of investment and the program for economic development in the public and private sectors.

             For most of the 1980s, the Pakistani economy showed strong growth, with GDP increasing at over 6% per annum. Over the past decade, despite a rapid increase in the labor force, real wages in both rural and urban areas rose substantially. However, the latter part of the decade was characterized by increasing fiscal and external deficits, infrastructure deficiencies and disruptions in production. In 1989, the government initiated a three-year structural adjustment program with the assistance of the International Monetary Fund. The program sought to redress the growing macroeconomic imbalances resulting from the large fiscal deficits and to increase productivity through major structural reforms in the industrial and financial sectors.

             The government of Pakistan has been heavily involved in the economy through ownership of financial and industrial enterprises, investment policies and incentives and taxation programs established in the five-year economic plans. Recent governments, however, have announced various liberalization measures including banking reforms and a number of measures designed to encourage the private sector.

             In February 1991, the government announced a 25 point liberalization and reform package. In particular, no approval would be required for the issue and transfer of shares and the issue of capital by companies in all but a few specified industries. Pakistanis residing overseas and foreign investors would be permitted to purchase listed shares and to transfer capital and dividends without approval. The government has also embarked on a major privatization program and, as of July 1994, a large number of public sector entities have been offered for sale.

             In 1992 and 1993, the rate of growth of approximately 6% attained in previous years was interrupted with an estimated GDP growth of 3%. The lower growth rate is mainly owing to a decline of 3.9% in agricultural output due to heavy rains that caused damaging floods. During the summer of 1994, there were also torrential rains, which caused flooding and crop damage. In 1994, Pakistan's established GDP growth was approximately 4%. The Government has recently downgraded its projection for economic growth for 1994-1995 from 6.9% to 5.3% attributing it to a poor cotton crop.

             In Pakistan, the Portfolio may invest in the shares of issuers listed on any of the stock exchanges in the country provided that the purchase price as certified by a local stock exchange broker is paid in foreign exchange transferred into Pakistan through a commercial bank and in the case of an off-exchange sales of listed shares, that the sale price is not less than the price quoted on any of the local stock exchanges on the date of the sale. In addition, the issuer's shares held by the Portfolio must be registered with the State Bank of Pakistan for purposes of repatriation of income, gains and initial capital. The Portfolio may also invest in the shares of unlisted and closely-held manufacturing companies provided that the sale price is certified by a Pakistani chartered accountant to be not less than the break-up value of the shares and is paid in foreign exchange transferred into Pakistan through a commercial bank. If local procedures are complied with, income, gains, and initial capital are freely repatriable after payment of any applicable Pakistani withholding taxes.

             Pakistan currently imposes a withholding tax on dividends at a rate of 15% and on interest at a rate of 46%. Under current law, the withholding rate on interest is to be reduced by three percentage points per year through 1998. There is currently no withholding tax on capital gains from listed shares. This exemption will expire in June 1998. As regards the shares of unlisted and closely held manufacturing companies, withholding tax on capital gains is currently imposed at a rate of 46%, reduced to 27 1/2% (or 25% for small amounts) if the shares are held for 12 months or more.

             The Federal Shariat Court, a constitutionally established body which has exclusive jurisdiction to determine whether any law in Pakistan violates the principals of Islam (the official State religion), ruled in November 1991 that a number of legal provisions in Pakistan violated Islamic principles relating to Riba (an Islamic term generally accepted as being analogous to interest) and instructed the government of Pakistan to conform these provisions to Islamic principles. It is believed that strict conformity with the ruling of the Shariat Court would substantially disrupt a variety of commercial relationships in Pakistan involving the payment of interest, although the extent and nature of any such disruption on the Pakistani economy, or any segment thereof (other than the banking system), is uncertain. The ruling of the Shariat Court has been appealed and will have no effect until the Shariat Appellate Bench of the Supreme Court of Pakistan renders a decision on the appeal. A hearing on the appeal was held in November 1993, but, in early 1994 at the request of the government of Pakistan, the appeal is still continuing. In addition, pursuant to the Enforcement of Shariat Act, 1991 (the "Shariat Act"), the government of Pakistan has appointed a commission to recommend steps to be taken to introduce suitable alternatives by which an economic system in Pakistan conforming to Islamic principles could be established. This commission may be in a position to propose a pragmatic approach to the requirements of the Constitution and the Shariat Act with a view to avoiding any substantial disruption to the economy of Pakistan. There can be no assurance, however, that the commission will propose such an approach or that implementation of the steps recommended by the commission or the effect of the ultimate decision of the courts in Pakistan on this issue will not adversely affect the economy in Pakistan.

                                   THE PHILIPPINES

             The Philippines is a special case in Asia. Culturally and politically it has a very distinct national personality. The Roman Catholic Church plays a leading role in its national life, not least in recent political changes. The fact that the Philippines was the only American colony in Asia also gave it a very different tradition from Indonesia or Malaysia, which had similar languages but very different cultural traditions. The Spanish occupation of the previous four hundred years also left some deeper traces than the Dutch did in Indonesia.

             When speaking of political risk, however, the real problem in the Philippines has been the lack of legitimacy that has plagued successive governments and has led to the constant pendulum between dictatorship and weak democratic governments.

             The U.S. tutelage has left a lasting imprint on the country. The charismatic leadership of Magsaysay in the 1950s also left a vivid example to his successors. The attempts, in the 1960s, to solve the enormous economic problems of the Philippines, especially the rural poverty and the rapid growth of population, were not successful when pursued in a socialist direction. Marcos arrived in power in 1965 and inherited a country which still had higher living standards than most other Asian countries such as Hong Kong, Korea, Taiwan and Singapore. Therefore, judgment on his twenty year rule must be very negative as a result, if only judged as an economic failure.

             The question most investors, therefore, raise is whether the Philippines is capable of responsible government and economic planning which would give it a GNP growth rate approaching that of its Asian tiger neighbours. Many observers dismiss this prospect out of hand citing the endemic problems of corruption, political in-fighting and the lack of Confucian work ethic present in North Asia. However, there is no doubt that the Philippines possesses enormous natural advantages and it would be wrong to generalize about the whole archipelago of 7,000 islands from the political life of Manila alone. The island of Cebu, for example, has seen a successful economic transformation in the past twenty years. Manufacturing investment has grown and has begun to replace agriculture as a principal source of employment. The Philippines has a very high rate of literacy and the work ethic cannot be doubted by anyone who has employed Filipino domestic workers overseas. Their earnings are an important source of remittance back to the Philippines each year. The Filipino population in the United States is now the largest Asian ethnic group in that country approaching 2 million, mainly in California. Both natural resources, therefore, and an intelligent, hardworking population favour the country.

              Unfortunately, the political system has never been able to maintain the long-term stability for its promise to be fulfilled. The years of the Aquino government, during which democratic procedures were restored to Philippine political life, have also been disappointing in that many of the features of Washington political life have been reproduced in Manila -- continuous discord between Congress, Senate and the President, making important national decisions extremely difficult to reach. On top of that, of course, there have been the continuing attempts by the military to unseat the elected government. Although all of these have failed they have, nevertheless, done much to undermine the confidence of international investors in the political stability of the country. In particular, the failed attempt of December 1989 led to a slump in the economy and the stock market and scared away much needed foreign capital.

             There are signs that Japanese and Taiwanese investors and banks are coming back to the Philippines. Nevertheless, it can only be concluded that democracy is a fragile plant in the Philippines which may be damaged in the future as it has been in the past. There is continued rivalry for political and business influence among a small group of leading Filipino families. The press, although perhaps the freest in Asia, is considered to be irresponsible and corrupt and does much to undermine the legitimacy of the ruling government. Political risk, therefore, is judged to be higher here than in other Asian countries.

             The following table gives details of the overall economic performance of the Philippines from 1987 to 1994.
                                             TRADE
               EXCHANGE     GDP             SURPLUS/          MARKET    MARKET
                 RATE     GROWTH           (DEFICIT)         YEAR-END  CAPITAL
               AV. US $     (%)     CPI     (US $BN)   P/E   CLOSING   (US $BN)

               ---------  -------  ------  ----------  ----  --------  --------
     1987        20.5       4.8       3.8    (1.0)     15.9    642.72      2.97
     1988        21.0       6.3       8.8    (1.1)     19.6    841.65      4.20
     1989        21.7       5.0      10.6    (2.6)     16.8  1,145.45     11.82
     1990        27.2       2.1      12.7    (4.0)     14.3    651.78      5.73
     1991        26.2      (1.0)     17.7    (3.2)     12.7  1,152.00     11.10
     1992        23.6       0.0       8.9    (4.7)     13.5  1,256.00     16.00
     1993        27.1       1.7       9.8    (6.4)     29.4  3,196.00     39.00
     1994        26.3       4.3       9.1    (7.8)     24.5  2,786.00     56.00
     1995*       25.8       5.4       7.7    (9.3)     19.2     --        56.00
     *Estimate

             The GDP growth, which had been running at 5.5 percent average for the previous three years, fell to only 2 percent in 1990 and inflation rose to 12 percent. The peso was rather weak and the trade deficit doubled to nearly US $4 billion. The stock market tumbled by over 50 percent, from a high of 1,145 to less than 600, and the overall value of listed Philippine shares fell from US $12 billion to less than US $6 billion. Such is the real economic risk for investors of this fragile political system. Nevertheless, the recovery of confidence in early 1991 is testament to the long-term value that investors see in the country. Even if relative to its Asian neighbours the Philippines continues to have economic problems (and notably its high foreign debt), it will benefit from regional trends and it will present, from time to time, very interesting buying opportunities. The educated and literate labour force is a major resource of wages and relatively low taxes.

             At the worst point of the last years of the Marcos regime inflation in the Philippines reached 50 percent, the highest recorded in Asia during the past decade. With the strong support of the central bank under Governor Jobo Fernandez, the money supply was reined in, the peso was stabilized and inflation came down to single digits between 1986 and 1988. The tight monetary policy has been maintained and interest rates have been as high as 35 percent to control the supply of credit. Therefore, with good macroeconomic management the inflation problems in the Philippines can be contained.

             The same rule can be applied to the value of the peso which has had a poor long-term record and, despite the efforts of a strong and independent central bank, has again slid in value against the dollar in the past two years. With the benefit of strict International Monetary Fund prescriptions it is hoped that the Philippines will now be able to reschedule its foreign debt particularly with the help of the Japanese banks, stabilize the currency and maintain a reasonable growth in its export trade.

                                      SINGAPORE

             "The silent success", in the words of a Singapore government minister, of this region is based on a high literacy rate and a well-educated and trainable workforce. The investment in human capital has proven to be more important to a lasting economic growth success story than the availability of finance or technology. The demise of communism is also promoting greater confidence and political stability in the Association of South East Asian Nations (ASEAN) region, of which Singapore is the de facto financial centre.

             Essentially Singapore's aim in the 1990s will be to emulate what Hong Kong has done in Guangdong Province and the hinterland of southern China. But in Singapore's case its export of jobs and lower value added industries will be mainly to neighbouring Malaysia and, to a lesser extent, to Indonesia. The plantations in the southern part of the Malaysian peninsula depend almost entirely on the large annual in-take of illegal workers from Indonesia. With 100 million people in Java alone, Indonesia needs to provide employment for 2- 3 million a year. Thus mobility of labour within ASEAN is as important, if not more so, than mobility of capital.

             Singapore is aiming its investment at Johore in Malaysia and Batam Island in Indonesia. This is the so-called growth triangle. There is a political aspect to this. Singapore is a small Chinese island surrounded by a sea of Muslims. It needs to ensure political stability among its neighbours. One of the best ways of doing this (as Hong Kong has found in southern China) is to invest and create jobs and raise per capita incomes from their present low level.

             The other aspect of political risk when considering Singapore is, of course, the handover of political power from one generation to another. Although Lee Kwan Yew stepped down as Prime Minister in 1990, he continues to wield a large influence and power behind the scenes. Nowhere in the world could it be truer to say that the state is the creation of one man, thus his succession poses a very real problem. His son, Lee Hsien Loong, may not take up the post of Prime Minister for three to five years. In any case, the question of dynastic succession in a parliamentary democracy, even within a limited Confucian Chinese democracy, is, to say the least, a questionable one. Many of the elder Lee's policies, such as imposing the Mandarin Chinese language on the Singapore educational system, have aroused fierce opposition among the older, anti-communist generation of Singapore Chinese. The tight control of the media and the suppression of all political opposition or criticism of the government, the People's Action Party or the Prime Minister himself, has also aroused criticism both at home and internationally.

             But, on balance the enormous success of Lee Kwan Yew's achievement in creating modern Singapore cannot be doubted. It is clean, efficient and notably lacking in corruption compared to other Asian cities. The Central Provident Fund, which takes 35 percent of every person's income as a compulsory savings scheme, has built up an enormous reservoir of capital for future use in Singapore. Notable public works such as Changi Airport or the transport system have been the result. Long-term planning has not been as successful anywhere else, with the possible exception of Japan. The paternalistic attitude of the Singapore government towards its citizens is unlikely to change in the immediate future especially since the younger generation of Singaporeans have been thoroughly versed in the disciplined Confucian thinking and authoritarianism which characterizes the school system as well as government. Singapore also has a well run and modern citizens' army based, like the Swiss model, on an annual call-up of every able-bodied man aged between 18 and 50. The city state is thus well equipped to defend itself against any aggressor. Singapore will also benefit from the inflow of human and financial capital from Hong Kong as 1997 approaches. In this sense it does not need to change but merely to retain its present stability and attractive lifestyle in order to continue to prosper. Thus, the conclusion to be drawn is that Singapore scores an equally high rating in terms of very low political risk and a high degree of stability as Japan.

             The following table gives details of the overall economic performance of Singapore from 1987 to 1994.
                                             TRADE
               EXCHANGE     GDP             SURPLUS/          MARKET    MARKET
                 RATE     GROWTH           (DEFICIT)         YEAR-END  CAPITAL
               AV. US $     (%)     CPI     US $BN)    P/E   CLOSING   (US $BN)
               ---------  -------  ------  ----------  ----  --------  --------
     1987        2.10       9.4     0.5      (5.2)     17.8    270.34     17.86
     1988        2.01      11.1     1.5      (4.7)     18.5  1,038.6      24.00
     1989        1.95       9.2     2.4      (4.8)     18.3  1,481.3      35.95
     1990        1.74       8.3     3.4      (5.3)     13.1  1,159.5      34.26
     1991        1.62       6.7     3.4      (4.6)     18.5  1,490.7      51.20
     1992        1.64       5.8     2.3      (4.9)     19.6  1,524.4      52.20
     1993        1.61       9.9     2.4      (0.8)     36.0  2,426.0     132.05
     1994        1.53      10.1     3.1      (5.9)     22.5  2,239.5     170.00
     1995*       1.43       7.3     2.1      (4.9)     20.6     --       160.00
     *Estimate
     Note: Market capital figures for Singapore for incorporated companies only.

             The Singapore economy has been characterized by the highest degree of government involvement and intervention outside of the socialist world. Nevertheless, the growth rate has been quite impressive, averaging around 7-8 percent, except during the 1985-6 recession, and even more impressive has been the tight control of inflation which, along with that of Japan, has remained extremely low at below 3 percent for the past decade. The economic stability of Singapore, therefore, scores high on a comparative basis although being a small island state it is very sensitive to developments in its two main neighbours, Indonesia and Malaysia, with their large commodity-based economies. Thus, Singapore runs a regular trade deficit of around US $5 billion per annum which is easily covered by its current account surplus on invisibles. Singapore's foreign reserves held by the Monetary Authority of Singapore (MAS) and the Government Investment Corporation of Singapore (GICS) are estimated to be in excess of US $50 billion which would give this tiny Asian city state the third highest foreign exchange reserves after Japan and Taiwan.

             Thus, the overall management of "Singapore Inc." is extremely conservative, with a very high degree of self-reliance, a high savings rate and an ample cushion for unexpected global events. This financial conservatism has been reflected in the strong performance of the Singapore dollar which has advanced steadily against the US dollar during the past five years with an average appreciation of 5 percent per annum. It is reasonable to expect these trends -- high economic growth, high savings rate, low inflation and steady currency appreciation -- to continue during the 1990s.

                                      SRI LANKA

             Sri Lanka, historically known as Ceylon, is an island about 65,000 square kilometers, situated off the southeast coast of India. It has a relatively well-educated population, with nearly 25% of the 17 million Sri Lankans speaking English and a literacy rate (in Sinhalese and Tamil) of nearly 90%.

             A former British colony, Ceylon became an independent Commonwealth in 1948 and became the Democratic Socialist Republic of Sri Lanka in 1972. Sri Lanka is governed by a popularly elected President and unicameral Parliament.

             In the parliamentary elections held in August 1994, the People's Alliance led by Mrs. Chandrika Kumaratunga managed to form the government ending the 17-year regime of the United National Party. The People's Alliance has further consolidated its position by the victory of Mrs. Chandrika Kumaratunga in the presidential elections held in November 1994. Insurrection and political violence among Sri Lanka's ethnic groups including terrorist actions by the Tamil Tigers, a separatist organization, have in the past disrupted Sri Lanka's government and economy. The new government has accorded top priority to settling the ethnic conflict with the Tamils in the north and has initiated peace talks with the LTTE. Although Sri Lanka's government is currently fairly stable, there can be no assurance that such stability will continue.

             The Sri Lankan government recently has reviewed and revised laws, regulations and procedures to promote a competitive business environment, remove distortions and reduce unnecessary government regulation. The government has liberalized trade and encourages private ownership including foreign investment. Laws pertaining to tax, labor standards, customs and environmental norms have been designed to attract more investment. There are now few exchange controls, a fairly stable currency and many incentives for private investors. With guidance from the World Bank, IMF and U.S. advisers, government enterprises area being privatized, financial services liberalized, manufacturing for exports encouraged, a stock exchange formed and foreign investment actively sought. About 80% of the land in Sri Lanka is still owned by the governments including most tea, rubber and coconut plantations. The government did privatize the management of these estates recently, however.

             Sri Lanka's economy is primarily agricultural, but the manufacturing and service sectors have grown greatly in the past decade, partly in response to the Sri Lankan government's efforts to diversify and liberalize its economy. In 1991, gross foreign exchange earnings from apparel exports exceeded earnings from the entire agricultural sector (tea, rubber and coconut) for the first time.

             The financial system is reasonably sophisticated and basic legislation for private corporations is in place. Commercial banks are the principal source of finance. However, the increase in net government borrowing (because of budget deficits) has reduced credit to the private sector. Inflation, which was about 21% in 1990, has come down to approximately 10-11% but remains a concern.

             Sri Lanka is actively working to improve its basic infrastructure. A $500 million expansion of the telecommunications network has begun. The Colombo Container Port - the 25th busiest in the world - is expected to increase its capacity soon, and new dry dock services are under construction.

             The economic statement announced by the new government in January 1995 attempts a careful balance between the compulsions for welfare measures and the need for attracting fresh investments. The privatization program is scheduled to continue with the private sector given a major role in infrastructure development. The new government has also presented its maiden budget in February 1995 in which it has tried to do a delicate balancing act between an extensive array of consumer subsidies on wheat, diesel and fertilizers with a steep cut in import tariffs on consumer goods.

             In Sri Lanka, the Portfolio may invest in the shares of exchange-listed issuers, subject to certain limitations for specific sectors of the economy. Sri Lanka imposes 15% withholding tax on dividends and interest but does not impose withholding tax on capital gains of listed shares. Unlisted shares are subject to a maximum capital gains tax of 35%.

                                       TAIWAN

             Taiwan is the most invisible country on the planet, and Taiwan is recognized by very few countries, mostly small island states like itself in the South Pacific and the Caribbean. And yet it is an oriental paradox -- it has a financial and diplomatic influence which is out of all proportion to its small size. For historical and cultural reasons Taiwan stands between China and Japan. (The slow pace of the Sino-Japanese relationship since 1972 may be partly caused by this conundrum.)

             Indeed, if Taiwan is now going to be brought back into the fold it is also reasonable to expect the level of Japanese investment and trade in China to accelerate. It is very probable that Japan will use Taiwan as a "middle-man" for trade and investment in China.

             Taiwan is dependent on its close relationship with the United States and its very successful diplomacy and public relations campaign which, ever since Madame Chiang Kai-Shek's days in the 1940s has sustained a high level of sympathy in Washington for the Nationalist regime. Taiwan also has close relations with South Africa, from which it buys essential raw materials such as coal, and also with Israel, with whom it has had military as well as trade links.

             For all these reasons, much of the real Taiwan has been hidden for many years. It is misunderstood by many Westerners -- the country has been the most difficult of all Asian countries to follow and understand. However, since the lifting of martial law in 1987 much of this has changed. People in Taipei are again willing to talk openly and it is possible to begin to understand the sense in which Taiwan has become a repository of much of the best of the old Chinese traditions. In Taiwan can be found many of the old Chinese arts -- a strong family life, Confucianism, a flourishing trade in traditional Chinese medicines, the martial arts, an excellent standard of Chinese movies and television, and the tradition of Chinese law.

             Nevertheless, the basic geopolitical fact about Taiwan is that it sits under the shadow of mainland China and under the threat of reunification, whether peaceful or by military means. However in the last few years and especially since June 1989, the leadership of the Communist Party in Peking and in Taipei have begun, for the first time since 1949, to have serious talks and regular communication. At the same time the flow of investment from Taiwan into mainland China, especially into the neighbouring province of Fujian, has grown dramatically and the two-way trade is now approaching US $4 billion annually. In the early days of this two-way business, the authorities in Taipei turned a blind eye to the many small projects that Taiwanese businesspeople were embarking upon with PRC partners. Also, there was an enormous increase in the number of annual visitors from Taiwan into China. Along with the travel and tourism came the investment and it is now estimated that there is over US $500 million of direct Taiwanese capital in plants and small businesses in China. Many of the most successful toy and electronics factories in Shenznen, across the border from Hong Kong, are owned and managed by Taiwanese. Speaking Mandarin or the Fujianese dialect, they have the same natural advantage in dealing with mainland officials and businesspeople that the Hong Kong Cantonese have with the inhabitants of Guangdong Province.

             So the analysis of risk and reward in Taiwan must already take account of this rapidly growing economic integration between Taiwan and China, which has led to over 30 percent of Taiwan's trade being with the mainland and that the total investment from Taiwan to China may approach US $5 billion or even US $10 billion. As with Hong Kong, increasingly an investment in Taiwan will be seen indirectly as a "play" or an investment in China itself. Nevertheless, Taiwan remains a free capitalist enclave with some very successful entrepreneurial and export-oriented companies. The government's role in the economy is relatively small. It has pursued consistently, since 1950, a laissez-faire policy which allows small family run companies typically to change their product line every two or three years to meet the demands of American or other international clients. Statistics clearly indicate that the exports strengths, which have powered the Taiwanese economic boom for thirty or forty years, remain intact despite the shortage of skilled labour, the high cost of labour and the strong New Taiwan dollar, which has impelled many Taiwanese businesspeople to shift their production to Thailand, the Philippines, and Malaysia as well as China. The best measure of Taiwan's economic success is in its US $80 billion of foreign exchange reserves.

             What then is the real risk to Taiwan? After Hong Kong is taken over in 1997 Taiwan will appear more isolated and it will have lost its neutral meeting point with China, which the British colony has represented. On the other hand, by that time Taiwan and China may have grown sufficiently close in economic, if not in political, terms that Hong Kong will have become unnecessary. Direct trade and investment are already commencing. Some form of political agreement allowing for Taiwan's autonomy, if not independence, may be worked out. The one country, two systems formula applied to Hong Kong and Macau was always designed by Peking with the objective of regaining Taiwan in the long term. That long term may not be as long as some observers have predicted. The passing away of the older generation who fought in the bitter civil wars between the communists and the KMT from 1927 to 1949 will remove much of the bitterness and open up the way for a new dialogue between the younger leaders in the two Chinas.

              The strongest argument for a political compromise and a formula for coexistence is the natural complementarity of the two Chinese communities on an economic basis. China has the labour, the land and the resources. Taiwan has the capital, the technology and the trained entrepreneurs. A formidable Chinese Economic Community could be a reality before the end of the century. However, a more pessimistic view would be to see a return to ideological extremism in Peking resulting in a renewed cold war across the Taiwan Straits, a cut off of business and cultural links, and a potential military conflict. Even in this very gloomy scenario Taiwan may be able to defend itself and maintain its economic prosperity because it will still have the economic support of both Japan and the United States.

             Between 1960 and 1994, Taiwan's GNP grew from less than $2 billion to over $240 billion. The economic growth has been accompanied by a transformation of domestic production from labor intensive to capital intensive industries in the 1970s and finally to higher technology industries in the 1980s. With over $92 billion, Taiwan has the world's largest foreign exchange reserves. Taiwan companies continue to be attracted by China's low labor costs, inexpensive land and less rigid environmental rules. It is estimated that accumulated Taiwanese investment in China exceeds $3 billion. Taiwanese listed companies include a number which invested indirectly in China, primarily in the textiles, food and rubber industries. Given the proximity of Taiwan to China, the cultural homogeneity and the compelling economic incentive for further investment, the primary obstacle to greater investment flows has been the prohibition by Taiwanese authorities of direct investment in China. Based on discussions with Taiwanese companies and the trend toward greater liberalization by the government of investment in China, the Adviser believes that over the next several years the scope for investment by Taiwanese companies in China will widen substantially and that many more companies listed on the Taiwan Stock Exchange Corp. will have significant interests in China.

             The following table gives details of the overall economic performance of Taiwan from 1987 to 1994.

                   EXCHANGE     GDP              TRADE            MARKET    MARKET
                     RATE     GROWTH            SURPLUS          YEAR-END  CAPITAL
                   AV. US $     (%)     CPI     (US $BN)   P/E   CLOSING   (US $BN)
                   ---------  -------  ------  ----------  ----  --------  --------
         1987        31.85     12.3     0.5       18.7     28.7  2,339.26   48.45
         1988        28.57      7.3     1.3       10.9     68.9  5,119.11   120.1
         1989        26.41      7.6     4.4       14.0     92.0  9,624.18   240.0
         1990        26.39      6.9     4.1       14.9     33.0  4,530.16   112.4
         1991        25.50      7.3     3.6       15.7     28.0  4,600.67   123.7
         1992        25.20      6.1     4.5       12.5     30.1  3,377.06   100.1
         1993        27.00      6.2     2.9        7.8     30.3  6,071.00   191.0
         1994        26.36      6.5     4.1        7.8     22.6  7,125.00   242.1
         1995*       27.30      6.6     3.4        --      16.2     --      186.7
         *Estimate

             The risks for an investor in The Taiwan Stock Exchange Corp. are specifically those of a highly priced and highly volatile securities market with very weak regulations and poor accounting standards. It was once estimated that, out of 140 listed companies in Taiwan, perhaps twenty or thirty counters were those of companies which were technically bankrupt. Investors take little account of security analysis or of the investment fundamentals which might count more for long-term Western investors. The speculative atmosphere of The Taiwan Stock Exchange Corp. does, therefore, portray a high degree of risk. However, the New Taiwan
     (NT) dollar is a very steady currency in relation to the U.S. dollar. The economy of the island has shown a steady and non-inflationary growth rate and savings are very high in relation to disposable income.

             The most important risk to consider for a Western investor trying to get into the Taiwanese market is the choice of a trustworthy and reliable local partner. This is much more difficult to achieve in Taiwan than in, say Hong Kong, where the British legal and commercial system and the educational system are more familiar. Taiwan has a purely Chinese culture and way of life even though most of the younger business people are educated in the universities of the United States and many have PhDs. Nevertheless, the way of doing business remains a traditional Chinese way. Therefore, nothing can be achieved by means of legal contracts or agreements in the accepted Western sense. Even more than in China, Taiwan depends on the personal contact and trust between the two individuals involved. Many Western banks have come to grief in their pursuit of the elusive Taiwan millionaires in the private banking sector and in their corporate loans to apparently sound Taiwanese companies, which either cannot or will not repay. Recourse is very hard to enforce and the legal system is undeveloped. These are the major risks in doing business in Taiwan but the potential rewards should not be underestimated. Those who have had a long-term commitment to the island republic, have had good contacts with the government and have done business in the Chinese way with a good local Chinese partner have been able to demonstrate very good long-term returns on their investments. In addition, the links that Taiwan business people have built around the globe, in the United States in particular but also increasingly in Canada, where they have followed Hong Kong investors into Bristish Columbia, in Australia, in the Philippines and in Bangkok, are impressive.

                                       THAILAND

             Thailand is unique in South East Asia in that it has escaped the colonial experience and maintained its freedom and independence. In addition, the monarchy plays a key role in maintaining the country's political stability and independence. It is, nevertheless, sobering to realize that since the absolute monarchy was ended in 1932 there have been no less than twenty-one coup d'etats, of which twelve have been successful. The recent international perception of Thailand was very much coloured by the experience of the past fifteen years as there had been no successful coup d'etat since 1977. Thus, the one that took place in February 1991 was a surprise to many foreign observers and investors, although it had broad popular support and the tacit blessing of King Bhumibol himself. The army was felt to be acting not only to further its own cause but to stamp out political corruption and restore, within a period of six months, a democratically elected government. The Cabinet, which was put in place immediately after this coup, contained fifteen PhDs out of a total of twenty-three ministers, and the generals were in a small minority compared to the businesspeople, diplomats and civil servants with a record of disinterested public service. Thus, it seems that Thailand in the 1990s will remain democratic but that the King and the army will continue to play a role which would be described in a Western democracy as that of "checks and balances" on the excesses of elected politicians.

             Political risk in Thailand needs to be seen in this cultural context. Thailand has been given a higher rating for political stability because of the existence of the monarchy first of all. King Bhumibol, who has been on the throne since 1946, commands enormous personal respect and popular reverence. It is improbable, therefore, for any government or military group to gain power without his tacit approval. This factor mitigates much of the instability which may be suggested by the record for the past sixty years of attempted military coups. At the same time Thailand has differed from its neighbours Burma and Vietnam in possessing a free and independent peasant population which has, on the whole, enjoyed a higher standard of living than their neighbours and, therefore, the communist movement has never made much headway among the rural people. On the other hand again, Thailand's extraordinary economic growth in the 1980s (averaging 10 percent per annum) has put great strains not only on the urban environment because of traffic jams and pollution, but also on the social and family system. Many rural families have been forced to send their teenage children to the cities to find employment. The contrast of living standards between Bangkok and the north east provinces (an estimated per capital income would be perhaps US $2,500 per annum for the former and less than US $500 per annum for the latter) must eventually create social tensions and potential unrest. The laissez-faire policy of the Bangkok government has thus far worked extremely well although the lack of planning, in terms of the proliferation of factories around the capital, leaves something to be desired.

             The fact that Thailand is a majority Buddhist country may do much to explain the non-violent changes of power and exchanges of politically different views which characterizes its public life. So, along with the monarchy, Buddhism must be counted as a major factor of political stability. The army is the third element which can be considered, on balance, to be a positive factor. During the 1970s it seemed more than probable that Thailand would bear out the Pentagon "domino theory" by which each country in succession -- China in 1949, North Vietnam in 1954, South Vietnam in 1975, Laos, Cambodia in 1975-7...Thailand, Malaysia, Singapore -- would fall to the irresistible southward movement of the communist militias. But, Thailand was the point at which communism stumbled and fell back. Much of this has to do with the professionalism of the army and the basic resistance of the people to a foreign ideology. As Siam had resisted British and French colonial pressure in the nineteenth century, so Thailand in the twentieth century resisted the Marxist Leninist dictatorship which engulfed its once prosperous neighbour, Vietnam.

             Thailand is, finally, the most open country to foreigners and receives almost 5 million tourists a year. The self-confidence and strong sense of cultural identity of the Thai people is in no way diminished by the superlative standards of service that characterize their hotels, tourist resorts and airlines. Any independent observer or visitor to Thailand can, therefore, assess the real nature of the underlying social stability of the country which supports the high degree of political stability predicted for the country.

             The following table gives details of the overall economic performance of Thailand from 1987 to 1994.

                                             TRADE
               EXCHANGE     GDP             SURPLUS/          MARKET    MARKET
                 RATE     GROWTH           (DEFICIT)         YEAR-END  CAPITAL
               AV. US $      %      CPI     (US $BN)   P/E   CLOSING   (US $BN)
               ---------  -------  ------  ----------  ----  --------  --------
     1987        25.72      9.5     2.5      (1.6)      9.3    284.99     5.4
     1988        25.29     13.2     3.9      (3.9)     16.3    386.73     8.86
     1989        25.70     12.2     5.4      (5.4)     26.4    879.19    25.67
     1990        25.56     10.0     6.0      (9.9)     13.8    612.86    23.86
     1991        25.05      8.2     5.7      (9.6)     15.6    711.40    35.7
     1992        25.49      7.5     4.1      (8.5)     15.2    893.40    58.20
     1993        25.50      7.8     4.8      (9.2)     27.6  1,183.00   130.0
     1994        25.10      8.2     5.0      (9.5)     21.3  1,360.00   150.0

     1995*       24.90      8.8     5.2     (11.9)     17.6     --      140.0
     *Estimate

              Thailand's economy has been the fastest growing in the world for the past three years. The take-off really began in 1986-7 with the flood of new foreign investment into the country, largely from Japan and Taiwan. The rapid appreciation of the Japanese yen against the dollar in 1985-6 forced many Japanese manufacturers to consider moving some of the low technology, low labour cost activities, such as textiles, consumer electronics and footwear, offshore. Thailand was a natural destination for Japan's industrialists, made easier by the low degree of red tape and bureaucratic delays. Hence as the figures published by the Board of Investment between 1985 and 1992 show the rising tide of foreign capital was a major cause of Thailand's economic boom. GDP growth reached over 12 percent in 1988 and 1989 and it seems likely that in the 1990s Thailand can sustain a medium-term growth of nearly 7 percent annually in real terms.

               There has been a large shift away from agriculture towards manufacturing. As recently as 1980, 50 percent of Thailand's exports consisted of rice and tapioca and other agricultural products. By 1990, 75 percent of the total volume of exports were manufactured goods, mainly from the newly established assembly plants in Bangkok and the south. This has resulted in large changes in employment and moves of populations. Nevertheless, the profound change in the structure of Thailand's economy has been well absorbed and sets the stage for a move into higher value added products in the years up to 2000.

             It is surprising, considering the very high rate of economic growth that the economy has experienced, that prices, as measured by the consumer price index, have been kept under control. The last serious bout of inflation in Thailand occurred during the two oil crises, first in 1973-4 when the CPI touched 24 percent and then again in 1980-1 when there was a resurgence of inflation to nearly 20 percent. In the later 1980s, and thanks largely to a more stable oil price, inflation has been held in single digits and has not exceeded 6 percent. Nevertheless, the boom of the past three years, particularly in Bangkok, has led to a rapid escalation of real estate values and rents. It is likely that the slowdown in the economy in 1991 will result in a lower inflation rate and, therefore, it is expected that Thailand's inflation will be held at 5 percent or below in the next few years.

             Once again the record is one of extraordinary stability. The Thai baht has been carefully managed by the Bank of Thailand against a basket of currencies which is thought to be around 80 percent dollars and 20 percent yen. When measured against the U.S. dollar it has resulted in a very small annual variation of less than 3 or 4 percent. In fact, during the last six years there has been virtually no change in the value of the baht compared with the dollar. Clearly, the weaker dollar of the 1985-90 period has favoured Thailand's exports. (The same effect is observable with the Hong Kong dollar which is also pegged to the American unit.)

     Therefore, it is expected that Thailand's currency will remain extremely stable in dollar terms in the future.

                                       PART C

     Item 24.        Financial Statements and Exhibits

             (a)     Financial Statements

                     The financial statements called for by this Item are included in Part B and listed in Item 23 hereof.

             (b)     Exhibits

                     1. Declaration of Trust dated January 19, 1996 filed herewith.

                     2. By-Laws of the Registrant as adopted January 19, 1996 filed herewith.

                     5. Form of Investment Advisory Agreement between the Registrant and Lloyd George Investment Management (Bermuda) Limited filed herewith.

                     6. Form of Placement Agent Agreement with Eaton Vance Distributors, Inc. filed herewith.

                     8. Form of Custodian Agreement with Investors Bank & Trust Company filed herewith.

                     9. Form of Administration Agreement between the Registrant and Eaton Vance Management filed herewith.

                     13. Investment representation letter of Eaton Vance Management dated January 26, 1996 filed herewith.

     Item 25.        Persons Controlled by or under Common Control with
     Registrant

             Not applicable.

     Item 26.        Number of Holders of Securities

                           (1)                   (2)
                       Title of Class   As of January 31, 1996
                          Interests             Number of Record Holders

                                                    2

     Item 27.        Indemnification

             Reference is hereby made to Article V of the Registrant's Declaration of Trust, filed as Exhibit 1 hereto.

             The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

     Item 28.        Business and Other Connections of Investment Adviser

             Lloyd George Investment Management (Bermuda) Limited ("Lloyd George") serves as investment adviser to the Portfolio. Lloyd George, a corporation organized under the laws of Bermuda, is a wholly-owned subsidiary of Lloyd George Management (B.V.I.) Limited ("LGM"). LGM and its subsidiaries act as investment adviser to various individual and institutional clients.

             To the knowledge of the Portfolio, none of the directors or officers of Lloyd George, except as set forth on its Form ADV as filed with the Securities and Exchange Commission, is engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for affiliates of Lloyd George.

     Item 29.        Principal Underwriters

             Not applicable.

     Item 30.        Location of Accounts and Records

             The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and at the following locations:

            Name                                       Address

            Eaton Vance Distributors, Inc.      24 Federal Street
             (placement agent)                         Boston, MA  02110

            Lloyd George Investment             3808 One Exchange Square
            Management (Bermuda) Limited        Central, Hong Kong
             (investment adviser)

            Eaton Vance Management              24 Federal Street
             (administrator)                    Boston, MA  02110

            Investors Bank & Trust Company      89 South Street
             (custodian)                               Boston, MA  02110

     Item 31.        Management Services

             Not applicable.

     Item 32.        Undertakings

             Not applicable.

                                     SIGNATURES


             Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and Commonwealth of Massachusetts on the 5th day of February, 1996.


                                       ASIAN SMALL COMPANIES PORTFOLIO


                                       By: /s/ James L. O'Connor
                                          -----------------------------
                                           James L. O'Connor, Treasurer

                                  INDEX TO EXHIBITS

     Exhibit No.               Description of Exhibit

     1.      Declaration of Trust dated January 19, 1996.

     2.      By-Laws of the Registrant as adopted January 19, 1996.

     5. Form of Investment Advisory Agreement between the Registrant and Lloyd George Investment Management (Bermuda) Limited.

     6.      Form of Placement Agent Agreement with Eaton Vance Distributors,
             Inc.

     8.      Form of Custodian Agreement with Investors Bank & Trust Company.

     9. Form of Administration Agreement between the Registrant and Eaton Vance Management.

     13. Investment representation letter of Eaton Vance Management dated January 26, 1996.